UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Iconix Brand Group, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ICONIX BRAND GROUP, INC.
1450 Broadway
New York, New York 10018

July 18, 2006

Dear Fellow Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders which will be held on Thursday, August 17, 2006, at 10:00 A.M., at the offices of Iconix Brand Group, Inc., 1450 Broadway, New York, New York 10018.

The Notice of Annual Meeting and Proxy Statement, which follow, describe the business to be conducted at the meeting.

Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, please complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our transfer agent, Continental Stock Transfer & Trust Company, in writing, at 17 Battery Place, New York, New York 10004.

Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.

Cordially,

Neil Cole Chairman of the Board, President and Chief Executive Officer

ICONIX BRAND GROUP, INC.
1450 Broadway
New York, New York 10018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 17, 2006

To the Stockholders of ICONIX BRAND GROUP, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Iconix Brand Group, Inc. (the “Company”) will be held on Thursday, August 17, 2006, at 10:00 A.M. at the Company’s offices at 1450 Broadway, New York, New York 10018, for the following purposes:

1.	To elect six directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

2.	To approve the Company’s 2006 Equity Incentive Plan;

3.	To ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2006; and

4.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only stockholders of record at the close of business on June 29, 2006 are entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournments thereof.

By Order of the Board of Directors,

Neil Cole Chairman of the Board, President and Chief Executive Officer

July 18, 2006

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

PROXY STATEMENT

ICONIX BRAND GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 17, 2006

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of ICONIX BRAND GROUP, INC. (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on August 17, 2006, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about July 19, 2006.

Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

The address and telephone number of the principal executive offices of the Company are:

1450 Broadway
New York, New York 10018
Telephone No.: (212) 730-0030

OUTSTANDING STOCK AND VOTING RIGHTS

Only stockholders of record at the close of business on June 29, 2006 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 39,183,065 shares of the Company’s common stock, $.001 par value per share (the “Common Stock”), the Company’s only class of voting securities. Each share of Common Stock entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting.

VOTING PROCEDURES

The directors will be elected by the affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum is present. All other matters at the Annual Meeting, including approval of the Company’s 2006 Equity Incentive Plan and ratification of the appointment of BDO Seidman, LLP as the Company’s independent registered public accountants for its fiscal year ending December 31, 2006 will be decided by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter, provided a quorum is present. A quorum is present if at least a majority of the shares of Common Stock outstanding as of the Record Date are present in person or represented by proxy at the Annual Meeting. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of the Company. In accordance with Delaware law, abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote “against” a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

Proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by a proxy will be voted as instructed. Proxies may be revoked as noted above.

ELECTION OF DIRECTORS

At the Annual Meeting, six (6) directors will be elected to hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2007. Each director will be elected to serve until a successor is elected and qualified or until the director’s earlier resignation or removal.

At the Annual Meeting, proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below is unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below is presently a member of the Company’s Board of Directors and has indicated to the Board that he will be available to serve.

Name	Age	Position with the Company
Neil Cole	49	Chairman of the Board, President and Chief Executive Officer

Barry Emanuel	65	Director

Steven Mendelow	63	Director

Michael Caruso	57	Director

Michael Groveman	45	Director

Drew Cohen	37	Director

Neil Cole has served as Chairman of the Company’s Board of Directors and as its Chief Executive Officer and President since the Company’s initial public offering in February 1993. In addition, from February through April 1992, Mr. Cole served as the Company’s Acting President and as a member of its Board of Directors. Mr. Cole also served as Chairman of the Board, President, Treasurer and a Director of New Retail Concepts, Inc., from which the Company acquired the Candie’s trademark in 1993, from its inception in April 1986 until it was merged with and into the Company in August 1998. In 2001, Mr. Cole founded The Candie’s Foundation for the purpose of educating teenagers as to the risks and consequences of teen pregnancy. In April 2003, Mr. Cole, without admitting or denying the SEC’s allegations, consented to the entry by the Securities and Exchange Commission (“SEC”) of an administrative order in which he agreed to cease and desist from violating or causing any violations or future violation of certain books and records and periodic reporting provisions and the anti-fraud provisions of the Securities Exchange Act of 1934. Mr. Cole also paid a $75,000 civil monetary fine with respect to this consent decree. Mr. Cole received a Bachelor of Science degree in politics from the University of Florida in 1978 and his Juris Doctor degree from Hofstra Law School in 1982.

Barry Emanuel has served as a member of the Company’s Board of Directors since May 1993. For more than the past five years, Mr. Emanuel has served as president of Copen Associates, Inc., a textile manufacturer located in New York, New York. Mr. Emanuel was a director of New Retail Concepts, Inc. from 1992 until its merger with the Company in 1998. He received his Bachelor of Science degree from the University of Rhode Island in 1962.

Steven Mendelow has served as a member of the Company’s Board of Directors since December 1999. He has been a principal with the accounting firm of Konigsberg Wolf & Co. and its predecessor, which is located in New York, New York, since 1972. Mr. Mendelow was a director of New Retail Concepts, Inc. from 1992 until its merger with the Company in 1998. He is a member of the board of directors of Soldiers For the Truth, a trustee of The Washington Institute for Near East Studies and actively involved with the Starlight Starbright Children’s Foundation. He received a Bachelor of Science degree in business administration from Bucknell University in 1964 where he was elected to Delta Mu Delta, the national Economics Honor Society.

Michael Caruso has served as a member of the Company’s Board of Directors since November 2003. He has over 30 years of experience in branded apparel manufacturing, sales, marketing and licensing. He co-founded Michael Caruso & Company in 1978 and created the Bongo brand name in 1982. He headed Michael Caruso & Company, which sold Bongo branded jeans and apparel, from its inception until it was acquired by the Company in 1998. Mr. Caruso also serves as a member of the board of directors for each of St. Johns Medical Center, Charture Institute and the Jackson Hole Land Trust and manages a diversified portfolio of family investments. Mr. Caruso received a Bachelor of Business Administration degree from the University of Texas at Austin in 1970.

Michael Groveman has served as a member of the Company’s Board of Directors since April 2004. He has been the Chief Executive Officer of Bill Blass Ltd., a leader in sophisticated fashion, with over 40 licenses for products ranging from accessories and eyewear to furniture, since 1990, where he is responsible for creating and executing its strategic direction and vision. Prior to joining Bill Blass, he was a manager in the accounting firm of Ferro, Berdon and Company in New York. Mr. Groveman received a Bachelor of Arts degree in accounting from Long Island University C.W. Post in 1987.

Drew Cohen has served as a member of the Company’s Board of Directors since April 2004. He is the General Manager of Music Theatre International, which represents the dramatic performing rights of classic properties, such as “West Side Story” and “Fiddler on the Roof,” and licenses over 50,000 performances a year around the world. Before joining Music Theatre International in September 2002, Mr. Cohen was, from July 2001, the Director of Investments for Big Wave NV, an investment management company, and, prior to that, General Manager for GlassNote Records, an independent record company. Mr. Cohen received a Bachelor of Science degree from Tufts University in 1990, his Juris Doctor degree from Fordham Law School in 1993, and a Masters in Business Administration degree from Harvard Business School in 2001.

Board Attendance at Stockholder Meetings

Members of the Board are encouraged to attend Annual Meetings of Stockholders. Two Board members attended last year’s Annual Meeting of Stockholders.

Communications with the Board of Directors

The Board of Directors, through its Corporate Governance/Nominating Committee, has established a process for stockholders to send communications to the Board of Directors. Stockholders may communicate with the Board of Directors individually or as a group by writing to: The Board of Directors of Iconix Brand Group, Inc. c/o Corporate Secretary, 1450 Broadway, New York, NY 10018. Stockholders should identify their communication as being from a stockholder of the Company. The Corporate Secretary may require reasonable evidence that the communication or other submission is made by a stockholder of the Company before transmitting the communication to the Board of Directors.

Consideration of Director Nominees by the Board

Stockholders of the Company wishing to recommend director candidates to the Corporate Governance/Nominating Committee for election to the Company’s Board of Directors at the Annual Meeting of Stockholders to be held in 2007 must submit their recommendations in writing to the Corporate Governance /Nominating Committee, c/o Corporate Secretary, Iconix Brand Group, Inc., 1450 Broadway, New York, NY 10018.

The Corporate Governance/Nominating Committee will consider nominees recommended by the Company’s stockholders provided that the recommendation contains sufficient information for the Corporate Governance /Nominating Committee to assess the suitability of the candidate, including the candidate’s qualifications, name, age, business and residence addresses. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates recommended by the Committee receive. The recommendations must also state the name and record address of the stockholder who is submitting the recommendation and the class and number of shares of the Company’s common stock beneficially owned by the stockholder. In addition, it must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under NASD Marketplace Rule 4200, or, alternatively, a statement that the recommended candidate would not be so barred. Each nomination is also required to set forth a representation that the stockholder making the nomination is a holder of record of capital stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated; a description of all arrangements and understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made by the stockholder; such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board of Directors; and the consent of each nominee to serve as a director of the Company if so elected. A nomination which does not comply with the above requirements or that is not received by the deadline referred to below in “Deadline and Procedures for Submitting Director Nominations” will not be considered.

The qualities and skills sought in prospective members of the Board are determined by the Corporate Governance/Nominating Committee. The Corporate Governance/Nominating Committee generally requires that director candidates be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for the Company. Criteria for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the Committee in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of the Company’s industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to the Company. Such persons should not have commitments that would conflict with the time commitments of a Director of the Company.

Deadline and Procedures for Submitting Director Nominations

A stockholder wishing to nominate a candidate for election to the Company’s Board of Directors at the Annual Meeting of Stockholders to be held in 2007 is required to give written notice containing the required information specified above addressed to the Corporate Governance/Nominating Committee, c/o Secretary of the Company, Iconix Brand Group, Inc., 1450 Broadway, New York, NY 10018 of his or her intention to make such a nomination. The notice of nomination and other required information must be received by the Company’s Secretary not less than 50 nor more than 75 days prior to the meeting unless less than 65 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, in which case, no less than the close of business on the tenth day following the date on which the notice of the date of the meeting was mailed or other public disclosure was made.

Corporate Governance Policies

The Company has adopted a written Code of Business Conduct that applies to its officers, directors and employees, responsive to Section 406 of the Sarbanes-Oxley Act of 2002 and the rules of the SEC. In addition, the Company has established an ethics web site at www.ethicspoint.com. To assist individuals in upholding the code of conduct and to facilitate reporting, the Company has established an on-line anonymous and confidential reporting mechanism that is hosted at www.ethicspoint.com, and an anonymous and confidential telephone hotline at 800-963-5864. Copies of the Company’s Code of Business Conduct are available, without charge, upon written request directed to its corporate secretary at Iconix Brand Group, Inc., 1450 Broadway, New York, NY 10018.

Committees of the Board of Directors

The Company’s bylaws authorize its Board of Directors to appoint one or more committees, each consisting of one or more directors. The Company’s Board of Directors currently has two standing committees: an Audit Committee and a Corporate Governance/Nominating Committee, each of which has adopted written charters. Each member of the Corporate Governance/Nominating Committee and the Audit Committee is, and is required to be, an “independent director” under the marketplace rules of the National Association of Securities Dealers, Inc. (“NASD”) applicable to NASDAQ listed companies.

Corporate Governance/Nominating Committee

The Company’s Corporate Governance/Nominating Committee consists of Barry Emanuel, Steven Mendelow, Michael Groveman and Drew Cohen (Chair), each of whom is an “independent director” under the marketplace rules of the NASD applicable to NASDAQ listed companies. The Corporate Governance/Nominating Committee, among other things, assists the Board in identifying individuals qualified to become Board members and develops and recommends to the Board a set of corporate governance guidelines applicable to the Company. The Corporate Governance/Nominating Committee is also responsible for making recommendations to the Board of Directors with respect to compensation of the Company’s executive officers. A copy of the charter of the Corporate Governance/Nominating Committee was attached as Appendix A to the Company’s Definitive Proxy statement on Schedule 14A that was filed with the SEC on August 11, 2004.

Audit Committee

The Company’s Audit Committee consists of Messrs. Mendelow (Chair), Groveman and Cohen, each of whom is an “independent director” under the marketplace rules of the NASD applicable to NASDAQ listed companies and applicable SEC rules. In addition, the Company’s Board has determined that Mr. Mendelow is the “audit committee financial expert,” as that term is defined under applicable SEC rules and NASD Marketplace Rules, serving on the Company’s Audit Committee. The Audit Committee, among other things, selects the firm to be appointed, subject to stockholder ratification, as the independent registered public accountants to audit the Company’s financial statements, reviews significant accounting and reporting issues and developments, reviews and discusses the scope and results of each audit with the independent accountants, reviews with management and the independent accountants the Company’s interim and year-end operating results and considers the adequacy of the internal accounting controls and audit procedures of the Company. The Audit Committee may also conduct inquiries into the Company’s operations, including, without limitation, inquiries to ensure compliance with applicable laws, securities rules and regulations and accounting standards. A copy of the Charter of the Audit Committee is attached as Annex A to this Proxy Statement.

Meetings of the Board of Directors and its Committees during Fiscal 2005

The Board of Directors held ten meetings (including three executive sessions of the independent board members) during the fiscal year ended December 31, 2005, and it also took action by unanimous written consent in lieu of meetings. In addition, during fiscal 2005, the Board’s Corporate Governance/Nominating Committee held four meetings and its Audit Committee held five meetings.

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2005, none of the Company’s executive officers served on the board of directors or the compensation committee of any other entity that has officers that serve on the Company’s board of Directors or on its Corporate Governance/Nominating Committee, which is the committee of the Company’s Board whose responsibilities include those relating to compensation. In addition, none of the members of the Company’s Corporate Governance/Nominating Committee was formerly, or during the year ended December 31, 2005, one of the Company’s officers or employed by the Company.

Compliance with Section 16(a) of Securities Exchange Act of 1934

Section 16(a) of Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% owners are required by certain SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company’s review of the copies of such forms received by it, the Company believes that during the fiscal year ended December 31, 2005, there was compliance with the filing requirements applicable to its officers, directors and 10% common stockholders, except that with respect to Mr. Emanuel, an error was corrected as to his ownership of shares, which error had been reflected on previously-filed Form 4s, and a Form 5 was filed to reflect certain gifts of stock made by Mr. Cole in prior fiscal years.

Directors Compensation

The Company’s directors who are also employees do not receive any additional compensation for their services as directors. During the year ended December 31, 2005, the Company’s non-employee directors each received a grant of common stock under the Company’s Non-Employee Director Stock Incentive Plan having a value of $20,000 in compensation for his services as a director. Additionally, for the year ended December 31, 2005, the Company’s Non-Employee Directors who were members of the Board’s Audit Committee or its Corporate Governance/Nominating Committee each received $1,000 for each committee meeting they attended, and the chairpersons of those two committees each received an annual fee of $5,000 for serving as such chairpersons. For the year ended December 31, 2006, each of the Company’s eligible directors waived the stock grant they would otherwise have received on March 1, 2006 and, effective March 16, 2006, the Company’s Board of Directors terminated its Non-Employee Directors Incentive Stock Plan and increased the annual compensation payable to each of its non-employee directors for the year ended December 31, 2006 to $25,000 and the fee for each committee meeting attended to $1,500. The chairperson fee remains the same.

Under each of the Company’s 2002 Stock Option Plan, 2001 Stock Option Plan, 2000 Stock Option Plan and 1997 Stock Option Plan, non-employee directors are eligible to be granted non-qualified stock options. During the year ended December 31, 2005, Messrs. Emanuel, Mendelow, Groveman and Cohen each received stock options for the purchase of 50,000 shares of the Company’s common stock at an exercise price of $8.58 per share, and Messrs. Emanuel and Mendelow each received additional stock options for the purchase of 20,250 shares of the Company’s common stock at exercise prices of $7.17 and $4.62 per share, respectively, all under the 2002 Stock Option Plan. These options are all exercisable immediately.

EXECUTIVE OFFICERS

All officers serve at the discretion of the Company’s Board of Directors. The Board of Directors elects the Company’s officers on an annual basis and its officers serve until their successors are duly elected and qualified.

In addition to Mr. Cole, the other executive officers of the Company, their positions with the Company and certain other information with respect to these officers, as of the Record Date, are set forth below:

Name	Age	Position
David Conn	38	Executive Vice President

Deborah Sorell Stehr	44	Senior Vice President, Secretary and General Counsel

Warren Clamen	41	Chief Financial Officer

Andrew Tarshis	40	Senior Vice President, Business Affairs and Associate Counsel

David Conn has served as the Company’s Executive Vice President since rejoining the Company in May 2004. Prior thereto, from June 2000 until May 2004, Mr. Conn was employed at Columbia House, one of the world’s largest licensees of content for music and film, where he oversaw its internet business and was responsible for online advertising, sales promotion and customer retention on the internet. During his tenure at Columbia House, it grew to become one of the ten largest e-commerce sites on the Internet. Prior to that, Mr. Conn served as the Company’s Vice President of Marketing from 1995 to 2000. Mr. Conn has also been active in the Direct Marketing Association, serving on its ethics policy committee and, prior to joining the Company in 1995, he held marketing positions with The Discovery Channel and with CCM, a New York based marketing and promotion agency. Mr. Conn received his Bachelor of Arts degree from Boston University in 1990.

Deborah Sorell Stehr has served as the Company’s Senior Vice President since November 1999, as its Secretary since June 1999 and as its General Counsel since joining the Company in December 1998. Prior to her November 1999 promotion, she also served as the Company’s Vice President. She also sits on the Board of Directors of several of the Company’s subsidiaries. From September 1996 to December 1998, Ms. Sorell Stehr was Associate General Counsel with Nine West Group Inc., a women’s footwear corporation with sales of approximately $2.0 billion, where Ms. Sorell Stehr was primarily responsible for overseeing legal affairs relating to domestic and international contracts, intellectual property, licensing, general corporate matters, litigation and claims. Prior to joining Nine West Group, Ms. Sorell Stehr practiced law for nine years at private law firms in New York City and Chicago in the areas of corporate law and commercial litigation. Ms. Sorell Stehr received her A.B. in politics from Princeton University in 1984 and her Juris Doctor degree from the Northwestern University School of Law in 1987.

Warren Clamen has served as the Company’s Chief Financial Officer since joining the Company in March 2005. From June 2001 until March 2005, Mr. Clamen served as Vice President of Finance for Columbia House, and from December 1998 to June 2001, he was Vice President of Finance of Marvel Entertainment, Inc., one of the world’s largest public licensing companies. Prior to that time, Mr. Clamen served as the Director, International Management for Biochem Pharma Inc., a public company located in Montreal, Canada that has its shares traded on NASDAQ, and as a senior manager at Richter, Usher and Vineberg, an accounting firm also located in Montreal, Canada. Mr. Clamen is a certified public accountant and a chartered accountant. He received a Bachelor of Commerce degree in 1986 and a Graduate Diploma in public accounting in 1988, each from McGill University in Montreal.

Andrew Tarshis has served as the Company’s Senior Vice President, Business Affairs and Associate Counsel since joining the Company in July 2005 in connection with its acquisition of the Joe Boxer brand. Prior to joining the Company, from May 2001 to July 2005, Mr. Tarshis served as Senior Vice President and General Counsel to Windsong Allegiance Group, LLC and, from December 1998 to May 2001, he served as a General Attorney for Toys R Us, Inc. Mr. Tarshis received a Bachelor of Arts degree in 1988 from the University of Michigan, Ann Arbor and a Juris Doctor degree in 1992 from the University of Connecticut School of Law.

Executive Compensation

The following table provides certain information summarizing the compensation earned for services rendered in all capacities to the Company and its subsidiaries for the fiscal year ended December 31, 2005, the 11 months ended December 31, 2004 and the fiscal year ended January 31, 2004 (sometimes referred to in this Proxy Statement as fiscal 2005, 11-month 2004 and fiscal 2003, respectively) by (i) the Company’s Chief Executive Officer, and (ii) each of the Company’s four other most highly compensated executive officers, who were executive officers on December 31, 2005 and whose aggregate salary and bonus during fiscal 2005 was in excess of $100,000. These five executive officers are sometimes collectively referred to in this proxy statement as the “Named Executive Officers.”

Summary compensation table

	Annual compensation					Long-term compensation awards
Name and principal position	Year	Salary		Bonus (1)		Securities underlying options (#)		All other compensation
Neil Cole Chairman, President and Chief Executive Officer	Fiscal 2005 11-month 2004 Fiscal 2003	$ $ $	750,000 458,333 487,500	$ $	100,000 100,000 –	1,000,000 – 62,700		$ $	57,058 136,518 –	(2) (2)

William Sweedler (3) Executive Vice President	Fiscal 2005		$182,188		–	1,425,000	(4)		–

David Conn (5) Executive Vice President	Fiscal 2005 11-month 2004	$ $	221,625 125,000		$50,000 –	225,000 200,000			– –

Warren Clamen (5) Chief Financial Officer	Fiscal 2005		$197,440		–	250,000			–

Deborah Sorell Stehr Senior Vice President, Secretary and General Counsel	Fiscal 2005 11-month 2004 Fiscal 2003	$ $ $	227,000 220,780 227,440		$25,000 – –	160,000 40,000 60,000			– – –

________________

(1)	Represents bonuses accrued under employment agreements.

(2)	Represents premiums paid by the Company on a life insurance policy for the benefit of the beneficiaries of Mr. Cole.

(3)
Mr. Sweedler joined the Company in July 2005 in connection with the Joe Boxer acquisition. At such time, the Company entered into an employment agreement with him to serve as an Executive Vice President of the Company and President of its Joe Boxer division. This employment agreement was terminated in June 2006 and Mr. Sweedler is currently employed by the Company as a non-executive part-time employee for a transition period of up to 120 days ending on October 6, 2006. Thereafter, he has agreed to join the Company as a consultant to assist the Company with future acquisitions. Mr. Sweedler also served on the Company’s Board of Directors from August 2005 to June 2006.

(4)
As part of Mr. Sweedler’s July 2005 employment agreement, he was granted stock options upon the commencement of his employment for the purchase of 1,425,000 shares of the common stock of the Company, of which options to purchase 225,000 shares vested immediately and the remainder were to vest upon achievement by the Joe Boxer division of certain designated revenue levels. In June 2006, all 1,200,000 unvested options were forfeited in connection with the termination of Mr. Sweedler’s employment agreement.

(5)	Messrs. Conn and Clamen joined the Company in May 2004 and March 2005, respectively.

Option Grants in Fiscal 2005

The following table sets forth the options granted by the Company to the Named Executive Officers during the year ended December 31, 2005:

	Number of securities underlying options		% of total options granted to employees during		Exercise price per		Expiration	Potential realizable value at assumed annual rates of stock price appreciation for option term (1)
	granted (#)		year		share		Date	5% ($)		10%($)
Neil Cole	800,000(2 200,000(2	) )	16.3 4.1	% %	$ $	4.62 10.00	03/29/15 12/28/15	$ $	2,324,395 1,257,789	$ $	5,890,472 3,187,485

William Sweedler	1,425,000(3)		29.0%			$8.81	07/22/15		$7,895,300		$20,008,241

David Conn	50,000(4 50,000(4 25,000(4 100,000(4	) ) ) )	1.0 1.0 0.5 2.0	% % % %	$ $ $ $	4.82 6.40 10.00 10.19	05/28/15 06/14/15 12/28/15 12/29/15	$ $ $ $	151,564 201,246 157,224 640,844	$ $ $ $	384,092 509,998 398,436 1,624,024

Warren Clamen	200,000(5 50,000(5	) )	5.0 1.0	% %	$ $	5.06 10.00	03/09/15 12/28/15	$ $	636,441 314,447	$ $	1,612,867 796,871

Deborah Sorell Stehr	50,000(6 60,000(6 50,000(6	) ) )	1.0 1.2 1.0	% % %	$ $ $	4.82 8.03 10.00	05/24/15 10/28/15 12/28/15	$ $ $	151,564 303,001 314,447	$ $ $	384,092 767,865 796,871
_________________

(1)
The potential realizable value is the value that might be realized upon exercise of the options immediately prior to their expiration assuming the Company’s common stock appreciates at the compounded rates specified over the term of the options. These amounts do not take into account provisions in options providing for termination of the option following termination of employment or non-transferability of the options and do not make any provision for taxes associated with exercise. Because actual gains will depend upon, among other things, future performance of the Company’s common stock, there can be no assurance that the amounts reflected in this table will be achieved.

(2)	Mr. Cole’s options expiring in March 2015 vested as of March 29, 2005 and his options expiring in December 2015 vested as of December 28, 2005.

(3)
Of these options, options to purchase 225,000 shares vested immediately upon their grant in July 2005 and the remainder was to vest upon achievement by the Joe Boxer division of certain designated revenue levels. In June 2006, all 1,200,000 unvested options were forfeited in connection with the termination of Mr. Sweedler’s employment agreement.

(4)
Mr. Conn’s options expiring in May 2015 vested as of May 28, 2005, his options expiring on December 28, 2015 vested as of December 28, 2005 and his options expiring on December 29, 2015 vested as of December 29, 2005. His options expiring in June 2015 vested on December 19, 2005.

(5)	One half of Mr. Clamen’s options expiring in March 2015 vested as of March 9, 2005 and the other half vested as of June 1, 2005. His options expiring in December 2015 vested as of December 28, 2005.

(6)
Ms. Stehr’s options expiring in May 2015 vested as of May 14, 2005, her options expiring in October 2015 vested as of October 28, 2005 and her options expiring in December 2015 vested as of December 28, 2005.

Aggregated option exercises in last fiscal
year and fiscal year-end option values

The following table discloses the options that were exercised by the Named Executive Officers during 2005 and the value of their remaining unexercised options at December 31, 2005:

	Number of Shares acquired	Value realized	Number of securities underlying unexercised options at December 31, 2005		Value of unexercised in-the-money options at December 31, 2005 ($) (1)
Name	on exercise	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Neil Cole	–	–	3,885,875	–	26,070,118	–
William Sweedler	–	–	225,000	1,200,000(2)	310,500	1,656,000
David Conn	–	–	425,000	–	1,992,750	–
Warren Clamen	–	–	250,000	–	1,035,500	–
Deborah Sorell Stehr	50,000	175,155	300,000	–	1,494,800	-
_________________

(1)
An option is deemed “in-the-money” if the year-end closing market price per share of the Company’s common stock exceeded the exercise price of such option. The closing price of the Company’s common stock on December 31, 2005 as reported by the Nasdaq Global Market was $10.19 per share.

(2)	These unvested options were forfeited in June 2006 upon the termination of Mr. Sweedler’s employment agreement.

Employment Contracts and Termination and Change-in-Control Arrangements

On March 29, 2005, the Company entered into an employment agreement with Neil Cole, which provides for him to serve as the Company’s President and Chief Executive Officer for a term expiring on December 31, 2007, at an annualized base salary of $500,000 in 2005, $550,000 in 2006 and $600,000 in 2007. In addition, Mr. Cole’s employment agreement provided for the Company to pay him additional salary of $250,000 in four equal installments during 2005, all of which has been paid. Under the employment agreement, for each year in which the Company meets at least 100% of targeted earnings before interest, taxes, depreciation and amortization of fixed assets and intangible assets, or EBITDA, as determined by its Board of Directors, Mr. Cole is also entitled to a bonus, as follows: $100,000 for 2005, $150,000 for 2006 and $200,000 for 2007. Mr. Cole received this bonus for 2005. In addition, Mr. Cole will receive a bonus equal to 5% of the amount, if any, by which the Company’s actual EBITDA for a fiscal year exceeds the greater of (a) the targeted EBITDA for that year, and (b) the highest amount of actual EBITDA previously achieved for a fiscal year during the term of his employment agreement, provided that prior negative EBITDA amounts will reduce the actual EBITDA in the year for which the determination is made in determining whether and by how much the amounts set forth in (a) and (b) were exceeded. Mr. Cole is also entitled to customary benefits, including participation in management incentive and benefit plans, reimbursement for automobile expenses, reasonable travel and entertainment expenses and a life insurance policy benefiting his designated beneficiaries in the amount of $5,000,000. The employment agreement provides that Mr. Cole will receive an amount equal to three times his annual compensation, less $100, plus accelerated vesting or payment of deferred compensation, options, stock appreciation rights and any other benefits payable to Mr. Cole, in the event that within twelve months of a “change in control” Mr. Cole is terminated by the Company without “cause” or if he terminates his agreement for “good reason,” as all such terms are defined in the employment agreement. Pursuant to the agreement, the Company also granted Mr. Cole immediately exercisable ten-year stock options to purchase 800,000 shares of the Company’s common stock at $4.62 per share. The agreement further provides that if the Company is sold and immediately thereafter Mr. Cole is no longer employed by the Company or its successor in the capacity in which he was employed prior to the sale, he will be entitled to a payment equal to 5% of the sale price in the event the sale price is at least $5.00 per share or the equivalent thereof with respect to an asset sale. Mr. Cole has also agreed not to compete with the Company for a period of twelve months after any sale resulting in such payment to him.

On April 17, 2004, the Company entered into an employment agreement, subsequently amended on December 29, 2005, with David Conn, which, as amended, provides for him to serve as an Executive Vice President of the Company until May 18, 2008, subject to earlier termination as provided in the agreement. The amended agreement provides for Mr. Conn to receive an annualized base salary of: (i) $250,000 during the period December 29, 2005 until May 17, 2006; (ii) $275,000 during the period May 18, 2006 through May 17, 2007 and (iii) $300,000 during the period May 18, 2007 through May 17, 2008, as well as a guaranteed bonus of $25,000 per year and a car allowance. He was also granted immediately exercisable ten-year stock options to purchase of 100,000 shares of the Company’s common stock at $10.19 per share. In addition, his employment agreement with the Company provides that if, within twelve months of a “change in control,” Mr. Conn’s employment is terminated by the Company without “cause,” as such terms are defined in his employment agreement, the Company is obligated to make a lump-sum severance payment to him equal to $100 less than his “annualized includable compensation for the base period” (as defined in Section 280G of the Internal Revenue Code of 1986), subject to certain limitations for any “excess parachute payment.” His agreement with the Company also contains certain non compete and non solicitation provisions.

The Company entered into an employment agreement effective March 9, 2005 with Warren Clamen, which provides for him to serve as the Company’s Chief Financial Officer until March 9, 2007, subject to earlier termination as specified in the agreement. The employment agreement provides for Mr. Clamen to receive a base salary of $225,000 per year for the first year of the agreement and no less than $240,000 for the second year of the agreement, plus certain fringe benefits. In addition, he is eligible to participate in any executive bonus program that the Company has in effect during the term of his employment agreement. Upon the commencement of his employment agreement, the Company granted Mr. Clamen ten-year stock options to purchase 200,000 shares of the Company’s common stock at $5.06 per share, subject to earlier termination under certain conditions if Mr. Clamen ceases to be employed by the Company, half of which options vested immediately and the other half vested as of June 1, 2005. Mr. Clamen’s employment agreement with the Company also provides for him to receive certain severance payments if the Company terminates the agreement other than for “cause” as defined in the agreement.

On October 28, 2005, the Company entered into a new employment agreement with Deborah Sorell Stehr, which provides for her to serve as the Company’s Senior Vice President, General Counsel and Secretary until December 31, 2007 and provides for her to receive a base salary for performance based upon a four-day work week, as follows: (a) during the period from October 28, 2005 through December 31, 2006, at the annualized rate of $215,000 until January 1, 2006, and, for the balance of the period, not less than an annualized rate of $220,000, (b) during the period from January 1, 2007 through December 31, 2007, at an annual rate of not less than $230,000. Pursuant to her employment agreement, the Company also granted Ms. Stehr immediately exercisable ten-year stock options to purchase 60,000 shares of the Company’s common stock at $8.03 per share. Under the agreement, Ms. Stehr is also eligible for a bonus consistent with the Company’s other executive officers, as well as customary benefits, including participation in management incentive and benefit plans, a monthly car allowance of $1,500 and reasonable travel and entertainment expenses. The agreement provides that Ms. Stehr will receive an amount equal to three times her annual compensation, less $100, plus accelerated vesting or payment of deferred compensation, options, stock appreciation rights and any other benefits payable to Ms. Stehr, in the event that, within twelve months of a “change of control,” Ms. Stehr’s employment is terminated by the Company without “cause” or Ms. Stehr terminates her employment agreement with the Company for “good reason,” as all such terms are defined in the agreement.

On July 22, 2005, the Company entered into an employment agreement with Andrew Tarshis, which provides for him to serve as the Company’s Senior Vice President, Business Affairs and Associate General Counsel until July 22, 2007 and provides for him to receive an annual base salary of $215,000 during the first year of the term and $240,000 during the second year of the term. Pursuant to his employment agreement, the Company also granted Mr. Tarshis ten-year stock options to purchase 110,000 shares of the Company’s common stock at $8.81 per share, half of which vested immediately and the other half vested as of December 31, 2005. Under the agreement, Mr. Tarshis is also eligible for a bonus consistent with other executive officers of the Company, as well as customary benefits, including participation in management incentive and benefit plans, a monthly car allowance of $1,500 and reasonable travel and entertainment expenses. The agreement provides that if Mr. Tarshis is terminated due to a “change of control,” as defined in the agreement, he will receive his compensation through the end of the term, but in no event less than one times his annual compensation at the time of the termination.

Report on Executive Compensation

Compensation of the Company’s executive officers is determined by the Board of Directors pursuant to recommendations made by the Nominating/Governance Committee and in accordance with the terms of the respective employment agreements of certain executive officers in effect prior to the formation of the Committee. There is no formal compensation policy for the Company’s executive officers, other than the employment agreements described above. Compensation for executive officers consists of base salary, bonus and stock option awards and other customary perquisites.

Base Salary. The base salary of the Company’s executives are fixed pursuant to the terms of their respective employment agreements with the Company and, when a contract is up for review, upon a review of the executive’s abilities, experience and performance as well as a review of salaries for executives in the market place for comparable positions at corporations which compete with the Company in its business or are of comparable size and scope of operations. The Committee’s recommendations to the Board of Directors are based primarily on informal judgments reasonably believed to be in the best interests of the Company. In determining the base salaries of certain of the Company’s executives whose employment agreements were up for renewal, the Committee considered the Company’s performance and growth plans.

Bonuses. To the extent not covered by the Company’s employment agreements with its executive officers, the Nominating/Governance Committee determines bonuses for its executive officers, based on the Company’s overall performance, profitability, and other qualitative and quantitative measurements, including individual performance goals based upon the Company’s budget and financial objectives. In determining the amount of bonuses awarded, the Committee considers the Company’s revenues and profitability for the applicable period and each executive’s contribution to the success of the Company. The Company’s Chief Executive Officer, its Executive Vice President and its Senior Voice President General Counsel received bonuses during fiscal 2005 which were deemed appropriate based upon their respective existing employment agreements and the Company’s operating results during the fiscal year.

Stock Options. Stock option awards are intended to attract, retain and motivate personnel by affording them an opportunity to receive additional compensation based upon the performance of the Company’s Common Stock. The size and grant of actual awards is determined by the Committee on an individual basis, taking into account the individual’s role in the Company and standard principals of reward, retention and recognition to which option grants are geared. The Committee’s determination as to the size of actual awards to individual executives is subjective, after taking into account the relative responsibilities and contributions of the individual employee.

The Board of Directors:

Neil Cole
Barry Emanuel
Steven Mendelow
Michael Caruso
Michael Groveman
Drew Cohen

STOCK PERFORMANCE GRAPH

The following line graph compares from January 31, 2001 to December 31, 2005 the cumulative total stockholder return on the Company’s Common stock with the cumulative total return on stocks of companies comprising the NASDAQ Market Index and a peer group assuming $100 was invested on January 31, 2001 in the Company’s Common Stock and in each of the foregoing indices and assumes reinvestment of all dividends, if any, paid on such securities. The Company has not paid any cash dividends and, therefore, the cumulative total return calculation for the Company is based solely upon stock price appreciation and not upon reinvestment of cash dividends. The peer group consists of Cherokee, Inc. and Mossimo, Inc. The business of the companies in the peer group are representative of companies that license intellectual property, as that represents the majority of the Company’s current business operations. Historical stock price is not necessarily indicative of future stock price performance.

	------------------------------------------FISCAL YEAR ENDED-----------------------------------------

COMPANY/INDEX/MARKET	1/31/2001	1/31/2002	1/31/2003	1/31/2004	Eleven Months Ended 12/31/2004	12/31/2005

Iconix Brand Group, Inc.	$100.00	$188.30	$101.37	$211.15	$493.60	$931.44
Peer Group	$100.00	$151.14	$154.13	$177.95	$273.58	$304.58
NASDAQ Market Index	$100.00	$70.45	$48.63	$76.33	$80.84	$82.62

VOTING SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding beneficial ownership of the Company’s Common Stock as of the Record Date by each of the Company’s directors and Named Executive Officers, all of the Company’s executive officers and directors, as a group, and each person known by the Company to beneficially hold five percent or more of the Company’s Common Stock, based on information obtained from such persons.

Unless indicated below, to the Company’s knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all securities beneficially owned, subject to community property laws where applicable. The shares “beneficially owned” by a person are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the SEC and, accordingly, shares of the Company’s Common Stock underlying options, warrants and convertible securities that are exercisable or convertible within 60 days of the Record Date are deemed to be beneficially owned by the person holding such securities and to be outstanding for purposes of determining such holder’s percentage ownership. The same securities may be beneficially owned by more than one person.

Percentage ownership is based on 39,183,065 shares of the Company’s Common Stock outstanding as of the Record Date. The address for each beneficial owner, unless otherwise noted, is c/o Iconix Brand Group, Inc. at 1450 Broadway, New York, New York 10018.

Name and address of beneficial owner	Number of shares of common stock beneficially owned		Percentage of Company’s outstanding common stock beneficially owned
Neil Cole	4,321,075	(1)	10.0%
David Conn	425,000	(2)	1.1%
Warren Clamen	250,000	(2)	*
Deborah Sorell Stehr	300,000	(3)	*
William Sweedler	1,300,679	(4)	3.3%
Michael Caruso	2,386,887	(5)	6.1%
Claudio Trust dated February 2, 1990 PO Box 11360 Jackson, WY 83002	2,381,737	(6)	6.1%
Drew Cohen	116,702	(7)	*
Barry Emanuel	426,673	(8)	1.1%
Michael Groveman	116,702	(7)	*
Steven Mendelow	380,988	(9)	*
Mudd (USA) LLC	3,269,231	(10)	8.3%
All directors and executive officers as a group (10 persons)	8,884,027	(11)	19.7%

*Less than 1%

(1)
Includes 3,885,875 shares of common stock issuable upon exercise of options and 20,000 shares of common stock owned by Mr. Cole’s children. Does not include shares held in Mr. Cole’s account under the Company’s 401(k) savings plan over which he has no current voting or investment power.

(2)	Represents shares of common stock issuable upon exercise of options.

(3)
Represents shares of common stock issuable upon exercise of options. Does not include shares held in Ms. Sorell Stehr’s account under the Company’s 401(k) savings plan over which she has no current voting or investment power.

(4)
Includes 225, 000 shares of common stock issuable upon exercise of options. Also includes 12,000 shares of common stock held by a charitable foundation as to which shares Mr. Sweedler has voting rights but no pecuniary interest

(5)	Includes 2,381,737 shares of common stock held by the Claudio Trust dated February 2, 1990.

(6)	Michael Caruso serves as the trustee of this trust and exercises voting and investment control over its securities.

(7)	Includes 110,000 shares of common stock issuable upon exercise of options.

(8)	Includes 405,250 shares of common stock issuable upon exercise of options.

(9)
Includes 295,250 shares of common stock issuable upon exercise of options and 60,750 shares of common stock owned by C&P Associates, with which Mr. Mendelow and his wife are affiliated and over whose securities they exercise shared voting and investment control.

(10)
Represents shares of common stock held by Mudd (USA) LLC, the seller in connection with the Company’s April 2006 acquisition of the Mudd brand, of which Mr. Wing Kwok, Chairman, Mr. Conrad Lung, President, and Mr. Richard Gilbert, Chief Financial Officer, have voting and/or investment control over the securities. Includes 430,231 shares pledged as collateral to support certain of Mudd (USA) LLC’s post-closing obligations to the Company in connection with the acquisition, of which, commencing July 1, 2006, and each quarter thereafter while any such shares remain pledged, a portion of the pledged shares, equal in value to up to $1.0 million, are to be released. The address of Mudd (USA) LLC is 1407 Broadway, 29th Floor, New York, NY 10018.

(11)	Includes 5,921,375 shares of common stock issuable upon exercise of options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On May 1, 2003, the Company granted Kenneth Cole Productions, Inc. the exclusive worldwide license to design, manufacture, sell, distribute and market footwear under its Bongo brand. The chief executive officer and chairman of Kenneth Cole Productions is Kenneth Cole, who is the brother of Neil Cole, the Company’s Chief Executive Officer and President. During the fiscal year ended December 31, 2005, the Company received $1.3 million in royalties from Kenneth Cole Productions.

The Candie’s Foundation, a charitable foundation founded by Neil Cole for the purpose of raising national awareness about the consequences of teenage pregnancy, owed the Company $193,000 at December 31, 2005. The Candie’s Foundation repaid all outstanding advances from the Company in February 2006, although the Company may make additional advances to The Candie’s Foundation in the future if and when necessary. Mr. Cole’s wife, Elizabeth Cole, was employed by The Candie’s Foundation at an annualized salary of $80,000 until May 2005. She continues to perform services for the foundation but without compensation.

SECURITIES AUTHORIZED FOR ISSUANCE
UNDER EQUITY COMPENSATION PLANS

The following table details information regarding the Company’s equity compensation plans in effect as of December 31, 2005:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	6,830,524	$4.26	212,598
Equity compensation plans not approved by security holders(1)(3)	2,742,768	$7.14	25,000	(2)
Total	9,573,292	$5.09	237,598

(1)
Represents the aggregate number of shares of common stock issuable upon exercise of individual arrangements with option and warrant holders, including 1,392,750 options issued under the terms of the Company’s 2001 Stock Option Plan. These options and warrants are up to three years in duration, expire or expired at various dates between January 14, 2005 and December 22, 2013, contain anti-dilution provisions providing for adjustments of the exercise price under certain circumstances and have termination provisions similar to options granted under stockholder approved plans.

(2)	Represents shares eligible for issuance upon the exercise of options that may be granted under the Company’s 2001 Stock Option Plan.

(3)
Includes 1,200,000 options which were issued to William Sweedler as part of his compensation for serving as Executive Vice President of the Company and President of its Joe Boxer division in accordance with the terms of the employment agreement that was entered into between he and the Company in connection with and as part of the Joe Boxer acquisition. These options were forfeited in June 2006 in connection with the termination of Mr. Sweedler’s employment agreement.

AUDIT COMMITTEE REPORT

In January 2006, the Audit Committee met with management and representatives of BDO Seidman, LLP to review and discuss the audit and the procedures and timing of the audit. In March 2006, the Audit Committee met with management and representatives of BDO Seidman, LLP to review and discuss the audited financial statements. The Audit Committee also conducted discussions with the Company’s independent auditors, BDO Seidman, LLP, regarding the matters required by the Statement on Auditing Standards No. 61. As required by Independence Standards Board Standard No. 1, “Independence Discussion with Audit Committees,” the Audit Committee has discussed with and received the required written disclosures and confirming letter from BDO Seidman, LLP regarding its independence and has discussed with BDO Seidman, LLP its independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

The Audit Committee Steven Mendelow Michael Groveman Drew Cohen

PROPOSAL I

APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN

General

The Company currently provides stock based compensation in the form of option grants under the Company’s 1997, 2000, 2001 and 2002 Stock Option Plans (collectively, the “Plans”) to employees, non-employee directors and consultants. As of the Record Date, there were 343,848 shares of Common Stock remaining available for future grants of stock options under the Plans and an aggregate of 7,033,875 shares of Common Stock subject to outstanding options under the Plans.

The Board of Directors believes that options granted under the Plans have contributed significantly to the success of the Company by enabling the Company to attract and retain the services of employees, including executive officers, directors and consultants of exceptional ability. Because the success of the Company is largely dependent upon the judgment, interest and special efforts of these employees, directors, consultants and advisors, the Company endeavors to continue to provide stock based incentive awards to recruit, motivate and retain these individuals. Accordingly, on July 17, 2006, the Board of Directors adopted, subject to stockholder approval, the Iconix Brand Group Inc. 2006 Equity Incentive Plan (the “2006 Plan”).

The 2006 Plan is intended to advance the interests of the Company and its stockholders by providing for the grant of stock-based and other incentive awards to enhance the Company’s ability to attract and retain employees, directors, consultants, advisors and others who are in a position to make contributions to the success of the Company and any entity in which the Company owns, directly or indirectly, 50% or more of the outstanding capital stock as determined by aggregate voting rights or other voting interests (“Affiliates”) and encourage such persons to take into account the long-term interests of the Company and its stockholders through ownership of Common Stock or securities with value tied to Common Stock. To achieve this purpose, the 2006 Plan allows the flexibility to grant or award stock options, stock appreciation rights (“SARs”), restricted stock, unrestricted stock, stock units including restricted stock units and performance awards to eligible persons.

The 2006 Plan would allow the Company to make awards to employees, directors, consultants, advisors and others who are in a position to make contributions to the Company and its Affiliates of up to an aggregate of 2,000,000 shares of Common Stock. No awards have been made under the 2006 Plan. As of the date of this Proxy Statement there were 45 employees of the Company eligible to participate in the 2006 Plan.

The summary set forth below of the principal features of the 2006 Plan is qualified in its entirety by the language in the 2006 Plan, which is attached as Annex B to this Proxy Statement. Stockholders should read the 2006 Plan in its entirety.

Summary of the 2006 Plan

Administration

The Plan provides that it will be administered by a committee of the Board of Directors appointed by the Board and that the Committee must be comprised of two or more members of the Board, each of whom satisfies independence criteria of the applicable listing standards of the securities exchange or quotation system on which its common equity securities are listed for trading and is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. Currently, the Corporate Governance/Nominating Committee will administer the 2006 Plan. Each member of the Committee is a director, but not an employee, of the Company.

The Corporate Governance/Nominating Committee will have discretionary authority to operate, manage and administer the 2006 Plan in accordance with its terms. The Committee will determine participants who will be granted awards under the 2006 Plan, the size and types of awards, the terms and conditions of awards and the form and content of the award agreements representing awards. The Committee will be authorized to establish, administer and waive terms, conditions and performance goals of outstanding awards and to accelerate the vesting or exercisability of awards, in each case, subject to limitations contained in the 2006 Plan. In the case of any award intended to be eligible for the performance-based compensation exception under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the Committee will exercise its discretion consistent with qualifying the award for that exception. The Corporate Governance/Nominating Committee will interpret the 2006 Plan and award agreements and will have authority to correct any defects, supply any omissions and reconcile any inconsistencies in the 2006 Plan and/or any award agreements. The Committee’s decisions and actions concerning the 2006 Plan will be final and conclusive. Within the limitations of the 2006 Plan and applicable law, the Nominating/Governance Committee may delegate (i) to one or more of its members such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant rights or options to the extent permitted by Section 157 (c) of the Delaware General Corporation Law (other than to officers or directors of the Company) ; (iii) to one or more officers of the Company the authority to allocate other awards among such persons (other than officers or directors of the Company) eligible to receive awards under the 2006 Plan as such delegated officer or officers determine consistent with such delegation; provided, that with respect to any delegation described in (iii) the Corporate Governance/Nominating Committee (or a properly delegated member or members of such Committee) will have authorized the issuance of a specified number of shares of Common Stock under such awards and will have specified the consideration, if any, to be paid therefore; and (iv) to such employees or other persons as it determines such ministerial tasks as it deems appropriate. References to Administrator in this summary of the principal features of the 2006 Plan mean the Corporate Governance/Nominating Committee and persons delegated responsibilities under the 2006 Plan.

Limits on Awards

The maximum number of shares of Common Stock that may be issued under the 2006 Plan may not exceed, in the aggregate 2,000,000 shares. Of the aggregate number of shares eligible for issuance under the 2006 Plan, the number of shares of Common Stock that may be issued pursuant to incentive stock options (“ISOs”) is 500,000. The shares of Common Stock that may be issued under the 2006 Plan will be either authorized and unissued shares or previously issued shares that have been reacquired and are held as treasury stock. The 2006 Plan provides that for purposes of determining the number of shares of Common Stock available for delivery under the 2006 Plan, (a) when a SAR is exercised, the full number of shares covered by the exercised portion of the SAR will be deducted from the shares available for delivery under the 2006 Plan, if the SAR is settled in shares and (b) any shares subject to an award or portion of an award that is terminated, surrendered or cancelled will be available for future awards under the 2006 Plan; however, shares used to pay the exercise price or required tax withholding for an award under the 2006 Plan will not be available for future awards under the 2006 Plan. To the extent consistent with Section 422 of the Code, the Company or a subsidiary acquires or combines with another company, any awards that may be granted under the 2006 Plan in substitution or exchange for outstanding stock options or other awards of the other company will not reduce the shares available for issuance under the 2006 Plan. Common Stock delivered by the Company under the 2006 Plan may be authorized but unissued Common Stock or previously issued Common Stock acquired by the Company. No fractional shares of Common Stock will be delivered under the 2006 Plan.

Participation

The Administrator may grant awards under the 2006 Plan to employees, directors, consultants and advisors of the Company and its Affiliates (“Participants”). However, only employees of the Company and its subsidiaries will be eligible to receive ISOs under the 2006 Plan.

Rules Applicable to Awards Granted Under the 2006 Plan

The Administrator will determine the terms of all awards, subject to the limitations provided under the 2006 Plan. All awards will be evidenced by an agreement approved by the Administrator. By accepting any award granted under the 2006 Plan, the Participant agrees to the terms of the award and the 2006 Plan. Notwithstanding any provision of the 2006 Plan to the contrary, awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition may contain terms and conditions that are inconsistent with the terms and conditions specified under the 2006 Plan, as determined by the Administrator.

•
Term of the 2006 Plan. If the 2006 Plan is approved by the stockholders, the 2006 Plan will become effective as of the date of the Annual Meeting and will continue in effect until all shares of the Common Stock available under the 2006 Plan are delivered and all restrictions on those shares have lapsed, unless the 2006 Plan is terminated earlier by the Administrator. No awards may be made after July 17, 2016, but previously granted awards may continue beyond that date in accordance with their terms.

•
Transferability. ISOs and other awards under the 2006 Plan generally may not be sold or otherwise transferred except by will or the laws of descent and distribution or the designated beneficiary of a deceased Participant. During the Participant’s lifetime the Administrator may permit awards other than ISOs and any related SARs to be transferred. In no event may awards be transferred for consideration.

•	Dividend Equivalents. The Administrator may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to Common Stock subject to an award.

•
Section 409A of the Code. Awards under the 2006 Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules and shall be construed accordingly. If any provision of the 2006 Plan or an award agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an award to be subject to the interest and penalties under Section 409A of the Code, such provision of the 2006 Plan or award will be modified to maintain, to the maximum extent possible, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. Notwithstanding any provisions of the 2006 Plan or any award granted there under to the contrary, no acceleration may occur with respect to any award to the extent such acceleration would cause the 2006 Plan or an award granted there under to fail to comply with Section 409A of the Code. Additionally, notwithstanding any provisions of the 2006 Plan or an applicable award agreement to the contrary, no payment shall be made with respect to any award granted under the 2006 Plan to a “specified employee” (as such term is defined for purposes of Section 409A of the Code) prior to the six-month anniversary of the employee’s separation of service to the extent such six-month delay in payment is required to comply with Section 409A of the Code.

Stock Options and SARs

A stock option is the right to purchase a specified number of shares of Common Stock in the future at a specified exercise price and subject to the other terms and conditions specified in the option agreement and the 2006 Plan. SARs may be granted under the 2006 Plan alone or together with specific stock options granted under the 2006 Plan. SARs are awards that, upon their exercise, give a Participant the right to receive from the Company an amount equal to (1) the number of shares for which the SAR is exercised, multiplied by (2) the excess of the fair market value of a share of the Common Stock on the exercise date over the grant price of the SAR.

•
Duration of Options and SARs. The latest date on which an option or a SAR may be exercised will be the tenth anniversary of the date the option (fifth anniversary in the case of an ISO granted to a ten percent stockholder within the meaning of Section 422(b)(6) of the Code) or SAR was granted, or such earlier date as may have been specified by the Administrator at the time the option or SAR was granted.

•
Vesting. The Administrator shall fix the term during which each stock option or SAR may be exercised, but no stock option or SAR shall be exercisable after the tenth anniversary of its date of grant. Except as otherwise provided in the 2006 Plan or as expressly provided in an award agreement, one-fifth of each award of stock options or SARs will become exercisable upon one-year from the date of grant with the remaining portion of the award becoming exercisable in equal installments commencing on the second, third, fourth and fifth one year anniversaries of the date of grant. The Administrator may accelerate vesting of stock options and SARs.

•
Time and Manner of Exercise. Unless the Administrator expressly provides otherwise, an award requiring exercise by the holder will not be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator) signed by the appropriate person and accompanied by a payment required under the award.

•
Exercise Price. The exercise price (or in the case of a SAR, the base price above which appreciation is to be measured) of each award requiring exercise shall be 100% (in the case of an ISO granted to a ten percent stockholder within the meaning of Section 422(b)(6) of the Code, 110%) of the fair market value of the Common Stock subject to the award, determined as of the date of grant, or such higher amount as the Administrator may determine in connection with the grant.

•
Payment of Exercise Price. The exercise price of any award granted under the 2006 Plan may be paid in cash, shares of the Company’s Common Stock that have been outstanding for a least six months and that have a fair market value equal to the exercise price or any other method that may be approved by the Administrator, such as a cashless broker-assisted exercise that complies with law.

Restricted Stock and Other Awards not Requiring Exercise

Restricted stock awards are shares of Common Stock that are awarded to a Participant subject to the satisfaction of the terms and conditions established by the Administrator. A recipient of restricted stock will have the rights of a stockholder during the restriction period, including the right to receive any dividends, which may be subject to the same restrictions as the restricted stock, unless the Administrator provides otherwise in the grant.

•	Consideration. In general, awards that do not require exercise may be made in exchange for such lawful consideration, including services, as the Administrator determines.

•
Vesting. Restricted stock will be granted subject to such restrictions on the full enjoyment of the shares as the Administrator specifies; which restrictions may be based on the passage of time, satisfaction of performance criteria, or the occurrence of one or more events; and will lapse separately or in combination upon such conditions and at such time or times, in installments or otherwise, as the Administrator specifies. The Administrator will fix the term during which each restricted stock award vests. Except as otherwise provided in the 2006 Plan or as expressly provided in an award agreement, it is currently anticipated that each award of restricted stock that vests over time will vest in five equal installments on the first, second, third, fourth and fifth one-year anniversaries of the date of grant and each award of restricted stock that vests based on the satisfaction of certain performance criteria established by the Administrator will begin vesting after the first anniversary of the date of grant.

Events Affecting Outstanding Awards

Events affecting outstanding awards include termination of employment, change in control, termination of awards and change in and distributions with respect to Common Stock.

•
Termination of Employment. In general, the treatment of an award upon termination of a Participant’s employment will be determined by the Administrator at the time of grant and specified in the document by which the award is granted, subject to the authority of the Administrator under the 2006 Plan to modify or waive terms and conditions of the award. It is currently anticipated that awards will generally provide that if the termination of employment is by reason of disability (as determined by the Administrator) or death subject to certain limitations of the 2006 Plan and/or the award agreement: (A) stock options and SARs held by the Participant or any permitted transferees of the Participant will remain exercisable (to the extent they vested and were exercisable at the time of disability or death) until the earlier of (x) the first anniversary of the date on which the Participant’s employment ceased as a result of disability or death, and (y) the date on which the award would have terminated had the Participant remained an employee and (B) the Participant’s unvested restricted stock and restricted stock units will be forfeited. If vesting or exercisability of an award is conditioned upon satisfaction of performance criteria that have not been satisfied at the time the Participant’s employment terminates by reason of disability or death, it is also currently anticipated that the award will generally provide that it will terminate unless the Administrator exercises its authority under the 2006 Plan to waive or modify the conditions of the award. If the termination of employment is for Cause or as a result of the resignation of the employee then it is currently anticipated that the award will generally provide that (A) all stock options and SARs held by the Participant or the Participant’s permitted transferees will terminate immediately and (B) all unvested restricted stock and all vested or unvested restricted stock units will be forfeited and if the termination of employment is for any reason other than for Cause or as result of the resignation of the employee or due to disability or death of the Participant: (A) stock options and SARs held by the Participant or the Participant’s permitted transferees that were not exercisable immediately prior to cessation of employment will terminate immediately. It is also currently anticipated that each such stock option and SAR that was so exercisable will remain exercisable until the earlier of (x) the date which is three months after the date on which the Participant’s employment ceased and (y) the date on which the award would have terminated had the Participant remained an employee. The award may contain a provision providing the Company with the right to reacquire the Participant’s unvested restricted stock at the lower of the Participant’s original purchase price, if any, for such Common Stock, and the fair market value of the Common Stock on the date of termination. If there was no purchase price, then the restricted stock may be forfeited. Restricted stock units may be forfeited.

•
Change in Control If vesting or exercisability of an award, or delivery of stock under an award, is conditioned upon satisfaction of performance criteria (as defined in the 2006 Plan) that have not been satisfied at the time of the change in control, except as otherwise provided upon grant of the award, vesting, exercisability and delivery of Common Stock will not be accelerated by the change in control unless the Administrator exercises its authority under the 2006 Plan to modify or waive terms and conditions of the award. The Administrator may also provide that any options or other awards cannot be exercised after or will be terminated after a change in control transaction. However, depending on the nature of the change in control transaction, payment of certain awards may be delayed to comply with Section 409A of the Code. If the change in control is one in which holders of Common Stock will receive upon consummation a payment (whether cash, non-cash or a combination of the foregoing), the Administrator may provide for payment (a “cash-out”), with respect to some or all awards, equal in the case of each affected award to the excess, if any, of (i) the fair market value of one share of Common Stock (as determined by the Administrator in its reasonable discretion) times the number of shares of Common Stock subject to the award, over (ii) the aggregate exercise price, if any, under the award (or in the case of an SAR, the aggregate base price above which appreciation is measured), in each case on such payment terms (which need not be the same as the terms of payment to holders of Common Stock) and other terms, and subject to such conditions, as the Administrator determines.

•
Change in and Distributions with Respect to Stock. In the event of any corporate event or transaction, such as a stock dividend, stock split, recapitalization or other change in the Company’s capital structure, the Administrator will adjust the number and kind of securities that can be delivered under the 2006 Plan. In the event of distributions other than those described above, the Administrator, in its discretion may make adjustments under the 2006 Plan to avoid distortion in the operation of the 2006 Plan and preserve the value of awards.

Amendment and Termination

The Administrator at any time or times may amend the 2006 Plan or any outstanding award for any purpose which may at the time be permitted by law, and may at any time terminate the 2006 Plan as to any future grants of awards; provided, that except as otherwise expressly provided in the 2006 Plan the Administrator may not, without the Participant’s consent, alter the terms of an award so as to affect adversely the Participant’s right under the award, unless the Administrator expressly reserved the right to do so at the time of the award. Any amendment to the 2006 Plan is conditioned upon stockholder approval only if, and to the extent, such approval is required by law or the applicable listing requirements of the principal securities exchange or quotation medium on which the Company’s common equity is listed for trading, as determined by the Administrator.

Awards to be Made Under the 2006 Plan

The Board of Directors approved the 2006 Plan in July 2006, subject to stockholder approval. To date, no awards have been made under the 2006 Plan. No determinations have been made with respect to the type or number of awards to be made under the 2006 Plan. It is not possible at present to specify the benefits that will be received under the 2006 Plan by any individual or that would have been received by or allocated to an individual for fiscal 2005 had the 2006 Plan then been in effect.

On July 18, 2006, the last sale price of the Common Stock was $13.41 per share as reported on the Nasdaq Global Market.

U.S. Federal Income Tax Consequences of the
2006 Long-Term Incentive Plan

THE FOLLOWING INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE 2006 PLAN AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE INTERNAL REVENUE CODE, AND THE REGULATIONS ADOPTED PURSUANT THERETO. THE PROVISIONS OF THE INTERNAL REVENUE CODE DESCRIBED IN THIS SECTION INCLUDE CURRENT TAX LAW ONLY AND DO NOT REFLECT ANY PROPOSALS TO REVISE CURRENT TAX LAW. A PARTICIPANT WHO ACQUIRES SHARES OF THE COMPANY’S COMMON STOCK UNDER THE 2006 PLAN SHOULD CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO HIS OR HER INDIVIDUAL TAX POSITION AND THE EFFECT OF ANY LEGISLATIVE REVISIONS ON SUCH POSITION.

PARTICIPANTS SUBJECT TO TAXES IMPOSED BY STATE, LOCAL AND OTHER TAXING AUTHORITIES, INCLUDING FOREIGN GOVERNMENTS, SHOULD CONSULT WITH THEIR OWN ATTORNEYS OR TAX ADVISERS REGARDING THE TAX CONSEQUENCES THEREUNDER.

THE U.S. FEDERAL INCOME TAX CONSEQUENCES APPLICABLE TO PERSONS SUBJECT TO POTENTIAL LIABILITY UNDER SECTION 16(B) OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE RULES THEREUNDER MAY BE DIFFERENT THAN THE U.S. FEDERAL INCOME TAX CONSEQUENCES APPLICABLE TO PERSONS WHO ARE NOT SUBJECT TO SECTION 16(B) OF THE SECURITIES EXCHANGE ACT OF 1934. PERSONS SUBJECT TO SECTION 16(B) SHOULD CONSULT THEIR OWN TAX ADVISORS FOR MORE SPECIFIC INFORMATION.

General

Generally, under existing federal tax law, the Company will be entitled to federal income tax deductions with respect to non-qualified stock options, stock appreciation rights, deferred stock units, and restricted stock awarded under the 2006 Plan, at or following the time that taxable income is realized by a participant with respect to such Awards. Generally, income will be realized by a participant upon the exercise of non-qualified stock options and at the time cash or stock is delivered to a participant in the 2006 Plan in respect of the other types of Awards, except that, in the case of restricted stock, ordinary income will be realized at the time the stock is no longer subject to substantial risk of forfeiture.

Generally, a participant that is granted an incentive stock option will not realize taxable income by reason of the grant or the exercise of an incentive stock option, although the exercise of an incentive stock option may subject the optionee to the alternative minimum tax. If an optionee exercises an incentive stock option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Company will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a “disqualifying disposition”), the optionee generally will realize ordinary income in the year of disposition and the Company will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (2) the option price. Any additional gain realized on the disposition will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss. It is possible, however, for the Company to receive a deduction with respect to an incentive stock option if the participant disposes of the stock before satisfying the applicable holding period rules. As described in greater detail below, no deduction is allowed to the Company for nonperformance-based compensation Awards in excess of Section 162(m) limits that is paid to certain executive officers named in the Company’s proxy statement for the fiscal year the deduction would otherwise have been available.

Limitation on the Company’s Deduction

Section 162(m) of the Internal Revenue Code will generally limit the Company’s federal income tax deduction for compensation paid in any year to its Chief Executive Officer and its four highest paid executive officers to $1,000,000, to the extent that such compensation is not “performance based.” Under Treasury regulations, a stock option will, in general, qualify as “performance based” compensation if it (i) has an exercise price of not less than the fair market value of the underlying stock on the date of grant, (ii) is granted under a plan that limits the number of shares for which stock options may be granted to an employee during a specified period, which plan is approved by a majority of the stockholders entitled to vote thereon, and (iii) is granted and administered by a compensation committee consisting solely of at least two outside directors (as defined in Section 162(m)). If a stock option to an executive referred to above is not “performance based”, the amount that would otherwise be deductible by the Company in respect of such stock option will be disallowed to the extent that the executive’s aggregate non-performance based compensation paid in the relevant year exceeds $1,000,000. The foregoing provisions will be construed in a manner consistent with Section 162(m). Performance awards that are intended to qualify as performance-based for purposes of Section 162(m) of the Internal Revenue Code other than a stock option or SAR, will be construed to the maximum extent permitted by law in a manner consistent with qualifying the award for the performance-based compensation exception under Section 162(m) of the Internal Revenue Code.

Recommendation

The Board of Directors recommends that you vote “FOR” approval of Proposal I and the Company’s 2006 Equity Incentive Plan.

PROPOSAL II

RATIFICATION OF THE
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

BDO Seidman, LLP has audited and reported upon the financial statements of the Company for the fiscal year ended December 31, 2005. The Audit Committee of the Board of Directors has re-appointed BDO Seidman, LLP as the Company’s independent registered public accountants for the Company’s fiscal year ending December 31, 2006. Although stockholder approval of the appointment of BDO Seidman, LLP is not required by law, the Audit Committee and the Board of Directors believe that it is advisable to give stockholders an opportunity to ratify this appointment. Furthermore, although the appointment of BDO Seidman, LLP is being submitted for stockholder ratification, the Audit Committee reserves the right, even after ratification by stockholders, to change the appointment of BDO Seidman, LLP the Company’s independent registered public accountants, at any time during the 2006 fiscal year, if it deems such change to be in the best interests of the Company. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

In addition to retaining BDO Seidman, LLP to audit the Company’s financial statements, the Company engages BDO Seidman, LLP from time to time to perform other services.

Audit Fees

The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the Company’s annual financial statements for fiscal 2005 and 11-month 2004 and the review of the financial statements included in the Company’s Forms 10-Q for fiscal 2005 and 11-month 2004 totaled approximately $394,000, and $168,700, respectively.

Audit-Related Fees

There were approximately $114,000 and $30,000 aggregate fees billed by BDO Seidman, LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements for fiscal 2005 and 11-month 2004, respectively, and that are not disclosed in the paragraph captions “Audit Fees” above. The majority of the audit-related fees were related to the audit of the financial statements of IP Holdings, LLC. and The Candie’s Foundation.

Tax Fees

The aggregate fees billed by BDO Seidman, LLP for professional services rendered for tax compliance, for fiscal 2005 and 11-month 2004, were approximately $62,000, and $64,000, respectively. The aggregate fees billed by BDO Seidman, LLP for professional services rendered for tax advice and tax planning, for fiscal 2005 and 11-month 2004, were $3,000 and $2,090, respectively.

All Other Fees

There were no fees billed by BDO Seidman, LLP for products and services, other than the services described in the paragraphs captions “Audit Fees”, “Audit-Related Fees”, and “Tax Fees” above for fiscal 2005 and 11-Month 2004.

The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit services provided by BDO Seidman, LLP in fiscal 2005. Consistent with the Audit Committee’s responsibility for engaging the Company’s independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. The Audit Committee chairperson or their designee has been designated by the Audit Committee to approve any services arising during the year that were not pre-approved by the Audit Committee. Services approved by the Audit Committee chairperson are communicated to the full Audit Committee at its next regular meeting and the Audit Committee reviews services and fees for the fiscal year at each such meeting. Pursuant to these procedures, the Audit Committee approved all the foregoing audit services and permissible non-audit services provided by BDO Seidman, LLP

Recommendation

The Board of Directors recommends that you vote “for” approval of Proposal II and the ratification of the appointment of BDO Seidman, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2006.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Stockholders who wish to present proposals appropriate for consideration at the Company’s annual meeting of stockholders to be held in the year 2007 must submit the proposal in proper form consistent with the Company’s By-Laws to the Company at its address set forth on the first page of this proxy statement and in accordance with applicable regulations under Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”) not later than March 20, 2007 in order for the proposition to be considered for inclusion in the Company’s proxy statement and form of proxy relating to such annual meeting. Any such proposals, should contain the name and record address of the stockholder, the class and number of shares of the Company’s common stock beneficially owned as of the record date established for the meeting, a description of, and reasons for, the proposal and all information that would be require to be included in the proxy statement file with the SEC if such stockholder was a participant in the solicitation subject to Section 14 of the Exchange Act. The proposal and as well as any questions related thereto, should be directed to the Secretary of the Company.

If a stockholder submits a proposal after the March 20, 2007 deadline required under Rule 14a-8 of the Exchange Act but still wishes to present the proposal at the Company’s Annual Meeting of Stockholders (but not in the Company’s proxy statement) for the fiscal year ending December 31, 2006, the proposal, which must be presented in a manner consistent with the Company’s By-Laws and applicable law, must be submitted to the Secretary of the Company in proper form at the address set forth above so that it is received by the Company’s Secretary not less than 50 nor more than 75 days prior to the meeting unless less than 65 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, in which case, no less than the close of business on the tenth day following the date on which the notice of the date of the meeting was mailed or other public disclosure was made.

The Company did not receive notice of any proposed matter to be submitted by stockholders for a vote at this Annual Meeting and, therefore, in accordance with Exchange Act Rule 14a-4 (c) any proxies held by persons designated as proxies by the Company’s Board of Directors and received in respect of this Annual Meeting will be voted in the discretion of the Company’s management on such other matter which may properly come before the Annual Meeting.

OTHER INFORMATION

Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 is being furnished herewith to each stockholder of record as of the close of business on June 29, 2006. Additional copies of such annual report will be provided for a nominal charge upon written request to:

Iconix Brand Group, Inc.
1450 Broadway
New York, New York 10018
Attention: Deborah Sorell Stehr

The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

By order of the Board of Directors,

Neil Cole,
Chairman of the Board, President and Chief Executive Officer

July 18, 2006

ANNEX A

AUDIT COMMITTEE CHARTER

This Audit Committee Charter has been approved by the Board of Directors (the “Board”) of Iconix Brand Group, Inc. (the “Company”).

Composition

The Audit Committee shall have at least three (3) members, comprised solely of independent directors, as such term is defined under the applicable rules of the National Association of Securities Dealers (“NASD”) relating to the listing of securities on the Nasdaq Stock Market and under applicable rules of the U.S. Securities and Exchange Commission (“SEC”).

Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, at least one member of the Audit Committee shall be a financial expert, as specified in Section 407 of the Sarbanes-Oxley Act of 2002 (the “Act”) and Item 309 of Regulation S-K of the SEC.

The Board shall appoint (i) the members of the Audit Committee and (ii) one member of the Audit Committee as a Chairperson who will have the authority to act on behalf of the Audit Committee between meetings of the Audit Committee. If the Chairperson is not present at a meeting, the members of the Audit Committee may designate an acting Chairperson by a majority vote of the full Audit Committee.

The Audit Committee shall meet at least four times annually and more frequently as circumstances require, one of which shall be an Annual Meeting.

The Audit Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

The members of the Audit Committee shall serve until their resignation, retirement or removal by the Board of until their successors shall be appointed and qualify. No member of the Audit Committee shall be removed except by a majority vote of the full Board.

A member of the Audit Committee shall promptly notify the Audit Committee and the Board if the member is no longer an independent director and such member shall be removed from the Audit Committee unless the Board determines that an exception to the independent director requirement is available under the applicable NASD rules with respect to such member’s continued membership and that an exceptions should be made.

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Responsibilities

The responsibilities of the Audit Committee are as follows:

•
Appoint, compensate and oversee the work of the outside auditor, including resolution of disagreements between management and the outside auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or related work.

•	Monitor compliance of the outside auditor of the Company with the audit partner rotation requirements of the Act and with the conflicts of interest provisions of the Act.

•
Pre-approve all auditing services and permissible non-audit services provided by the outside auditor to the Company; provided that, the Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant the foregoing pre-approvals. The decisions of any member of the Audit Committee to whom the authority to grant pre-approvals has been delegated shall be presented to the full Audit Committee at each of its scheduled meetings.

•
Engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and be responsible for taking, or recommending that the Board takes, appropriate action to oversee the independence of the outside auditor.

•	Obtain from the outside auditors a formal written statement delineating all relationships between the outside auditor and the Company consistent with Independence Standards Board Standard 1.

•	Prepare annually the report of the Audit Committee required to be contained in the Company’s proxy statements relating to the election of directors filed with the SEC.

•	Review and discuss with the outside auditors for the Company the following:

i.	All critical accounting policies and practices to be used utilized in connection with the preparation of the Company’s financial statements;

ii.
All alternative treatments of financial information within generally accepted accounting principles that have been discussed with the management of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the outside auditors; and

iii.	All material written communications between the outside auditors and the management of the Company, such as any management letter or schedule of unadjusted differences.

•
Review and discuss with the Chief Executive Officer and the Chief Financial Officer of the Company making certifications in each of the Company’s annual and quarterly reports filed with the SEC the following:

i.
Any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data, as well as any material weaknesses in the Company’s internal controls; and

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ii.	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

•
Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•
Review reports submitted to the Audit Committee pursuant to (i) the reporting provisions of the Code of Ethics of the Company alleging actual or suspected violations of federal, state or local laws or regulations, including anonymous reports of questionable accounting or auditing matters, and (ii) provisions of the Act requiring the Company’s counsel to report evidence of a material violation of securities law or breach of fiduciary duty or similar violation by the Company or any agent of the Company, including the Company’s directors and officers.

•	Approve all related party transactions to be entered into by the Company.

•
Review with the outside auditor, the Company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

•	Obtain advice and assistance from internal or external legal, accounting or other advisors as required for the performance of its duties.

•	Consider, in consultation with the outside auditor and management of the Company, the audit scope and procedures.

•	Review senior financial and accounting personnel succession planning within the Company.

•	Review the Company’s Forms 10-Q and 10-K prior to filing with the SEC.

•
Review and discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and ratings agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made.

•	Discuss policies with respect to risk assessment and risk management.

•
Meet with the internal auditor, outside auditor or the management privately to discuss any matters that the Audit Committee, the internal auditor, the outside auditor or the management believe should be discussed privately with the Audit Committee.

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•	Review and reassess the adequacy of the Audit Committee's charter annually.

•	Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

Authority to Engage Advisors and Determine Their Compensation

The Audit Committee will have the authority to:

•	Engage independent counsel and other advisors as it determines necessary to carry out its duties.

•	Determine the compensation of (i) the outside auditor employed by the Company for the purpose of rendering or issuing an audit report and (ii) any advisors employed by the Audit Committee.

Limitations

The Audit Committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Audit Committee is not of the same quality as the audit performed by the independent accountants. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

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ANNEX B

ICONIX BRAND GROUP, INC.
2006 EQUITY INCENTIVE PLAN

1.   PURPOSE

The Plan has been established to advance the interests of the Company and its stockholders by providing for the grant to Participants of Stock-based and other incentive Awards to (i) enhance the Company’s ability to attract and retain current or prospective Employees, directors and consultants who are in a position to make contributions to the success of the Company and its Affiliates and (ii) encourage Participants to take into account the long-term interests of the Company and its stockholders through ownership of shares of Stock.

2.   DEFINED TERMS

Exhibit A, which is incorporated by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms.

3.   ADMINISTRATION

The Administrator shall have the right to construe the Plan and the Awards issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent that the Administrator deems it to be necessary or desirable to effectuate the purposes of the Plan and the Awards issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. The Administrator has discretionary authority, subject only to the express provisions of the Plan, to determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures; and otherwise do all things necessary to carry out the purposes of the Plan. In the case of any Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Administrator will exercise its discretion consistent with qualifying the Award for that exception. No Administrator shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan, or for the acts or omission of other members of the Committee or other individuals or entities comprising the Administrator.

4.   LIMITS ON AWARDS UNDER THE PLAN

(a)  Number of Shares. The maximum number of shares of Stock that may be issued under the Plan and under ISOs issued pursuant to the Plan shall not exceed, in the aggregate, 2,000,000 shares of Stock and 500,000 shares of Stock, respectively. If any Award expires or is terminated, surrendered, forfeited or canceled without having been fully exercised or results in any Common Stock not being issued, the shares of Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. With respect to the issuance of SARs that may be settled in Stock, the number of shares available for Awards under the Plan will be reduced by the total number of SARs granted. SARs that may be settled in cash only will not reduce the number of shares available for award under the Plan. The limit set forth in this Section 4(a) shall be construed to comply with Section 422 of the Code and regulations thereunder. To the extent consistent with the requirements of Section 422 of the Code and regulations thereunder, and with other applicable legal requirements (including applicable stock exchange requirements), Stock issued under awards of an acquired company that are converted, replaced, or adjusted in connection with the acquisition will not reduce the number of shares available for Awards under the Plan.

(b)  Type of Shares. Stock delivered by the Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company. Except as determined by the Administrator, no fractional shares of Stock will be delivered under the Plan.

(c)  Section 162(m) Limits. The maximum number of shares of Stock for which Stock Options may be granted to any person in any fiscal year and the maximum number of shares of Stock subject to SARs granted to any person in any fiscal year will each be 100% of the aggregate number of Shares that may be issued under the Plan. The maximum number of shares subject to other Awards granted to any person in any fiscal year will be 1,500,000 shares of Stock. The foregoing provisions will be construed in a manner consistent with Section 162(m).

(d)  Stock Dividends, Stock Splits, etc. In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Administrator deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan (including, but not limited to, the provisions of Section 4(a) and Section 4(c) hereof) shall be appropriately adjusted in a manner determined in the sole discretion of the Administrator.

(e)  Par Value. Notwithstanding anything herein to the contrary, if a Participant is required by applicable law to pay the par value of the Common Stock subject to an Award, such payment may be made in any form permitted by applicable law, including services performed or contracted to be performed, in the sole discretion of the Administrator.

5.   ELIGIBILITY AND PARTICIPATION

The Administrator will select Participants from among those current and prospective Employees, directors and consultants to the Company or its Affiliates and others who, in the opinion of the Administrator, are in a position to make a significant contribution to the success of the Company and its Affiliates. Eligibility for ISOs is limited to Employees of the Company or of a “Parent Corporation” or “Subsidiary Corporation” of the Company on the date of grant of the ISO.

6.   RULES APPLICABLE TO AWARDS

(a)  All Awards

  (1)    Award Provisions. The Administrator will determine the terms of all Awards, subject to the limitations provided herein. By accepting any Award granted hereunder, the Participant agrees to the terms of the Award and the Plan. Notwithstanding any provision of this Plan to the contrary, awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Administrator. No Award shall be legally effective unless it is in writing and the document is signed by the Administrator. The Administrator shall have the power to accelerate the vesting of any Award granted under the Plan at any time following the grant of the Award.

  (2)    Term of Plan. No Awards may be made under this Plan ten (10) years after date of its adoption by the Board, but previously granted Awards may continue beyond that date in accordance with their terms.

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  (3)    Transferability. An ISO may not be transferred except to the extent permitted by Section 422 of the Code. An Award other than an ISO may not be transferred except to the extent set forth in the Award.

  (4)    Dividend Equivalents, Etc.  The Administrator may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to an Award; however, no dividends or other distributions may be paid in connection with an Award of a Stock Option or SAR except to the extent such Stock Option or SAR has been properly exercised.

  (5)    Rights Limited. Nothing in the Plan will be construed as giving any person the right to continued employment or service with the Company or its Affiliates, or any rights as a stockholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of Employment for any reason, even if the termination is in violation of an obligation of the Company or Affiliate to the Participant.

  (6)    Section 162(m). This Section 6(a)(6) applies to any Performance Award intended to qualify as performance-based for the purposes of Section 162(m) other than a Stock Option or SAR. In the case of any Performance Award to which this Section 6(a)(6) applies, the Plan and such Award will be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for the performance-based compensation exception under Section 162(m). With respect to such Performance Awards, the Administrator will preestablish, in writing, one or more specific Performance Criteria no later than 90 days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)). Prior to grant, vesting or payment of the Performance Award, as the case may be, the Administrator will certify whether the applicable Performance Criteria have been attained and such determination will be final and conclusive. No Performance Award to which this Section 6(a)(6) applies may be granted after the first meeting of the stockholders of the Company held five (5) or more years after the date of approval of this Plan by the Stockholders of the Company until the listed performance measures set forth in the definition of “Performance Criteria” (as originally approved or as subsequently amended) have been resubmitted to and reapproved by the stockholders of the Company in accordance with the requirements of Section 162(m) of the Code, unless such grant is made contingent upon such approval.

  (7)    Section 409A of the Code.

  (i)    Awards under the Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules and shall be construed accordingly. However, the Company shall not be liable to any Participant or other holder of an Award with respect to any Award-related adverse tax consequences arising under Section 409A or other provision of the Code.

  (ii)   If any provision of the Plan or an Award agreement contravenes any regulations or Treasury guidance promulgated under Code Section 409A or could cause an Award to be subject to the interest and penalties under Code Section 409A, such provision of the Plan or Award shall be deemed automatically modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Code Section 409A. Moreover, any discretionary authority that the Administrator may have pursuant to the Plan shall not be applicable to an Award that is subject to Code Section 409A to the extent such discretionary authority will contravene Section 409A or the regulations or guidance promulgated thereunder.

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  (iii)    Notwithstanding any provisions of this Plan or any Award granted hereunder to the contrary, no acceleration shall occur with respect to any Award to the extent such acceleration would cause the Plan or an Award granted hereunder to fail to comply with Code Section 409A.

  (iv)    Notwithstanding any provisions of this Plan or any applicable Award agreement to the contrary, no payment shall be made with respect to any Award granted under this Plan to a “specified employee” (as such term is defined for purposes of Code Section 409A) prior to the six-month anniversary of the employee’s separation of service to the extent such six-month delay in payment is required to comply with Code Section 409A.

  (v)    In the case of an Award providing for the payment of deferred compensation subject to Section 409A of the Code, any payment of such deferred compensation by reason of a Change in Control shall be made only if the Change in Control is one described in subsection (a)(2)(A)(v) of Section 409A and the guidance thereunder and shall be paid consistent with the requirements of Section 409A. If any deferred compensation that would otherwise be payable by reason of a Change in Control cannot be paid by reason of the immediately preceding sentence, it shall be paid as soon as practicable thereafter consistent with the requirements of Section 409A, as determined by the Administrator.

  (8)For Cause Terminations. Notwithstanding anything to the contrary contained in this Plan or in any Award, all Awards held by a Participant whose employment, directorship, consulting, service or other relationship with the Company or any Affiliate was terminated for “Cause” shall, subject to the discretion of the Administrator to provide otherwise, terminate immediately as of the date of such termination for “Cause. A termination of a Participant’s employment, directorship, consulting, service or other relationship with the Company or any Affiliate shall be for “Cause” if the Administrator determines that the Participant: (i) was guilty of fraud, gross negligence or willful misconduct in the performance of his or her duties for the Company or any Affiliate, (ii) willfully and continually failed to perform substantially the Participant’s duties with the Company or any Affiliate (other than any such failure resulting from incapacity due to Disability) after delivery of written demand for substantial performance to the Participant by the Board, the Administrator or the Chief Executive Officer of the Company that specifically identified the manner in which the Board, the Administrator or the Chief Executive Officer believed the Participant did not substantially perform his or her duties, (iii) breached or violated, in a material respect, any agreement between the Participant and the Company or any Affiliate or any of the Company’s or its Affiliates’ codes of conduct or corporate policies, including policy statements regarding conflicts-of-interest, insider trading or confidentiality, (iv) committed a material act of dishonesty or breach of trust, (v) acted in a manner that was inimical or injurious, in a material respect, to the business or interests of the Company or any of its Affiliates, or (vi) was convicted of, or plead guilty or nolo contendere to, a felony or any other crime involving moral turpitude which subjects, or if generally known, would subject, the Company or any of its Affiliates to public ridicule or embarrassment.

(b)  Stock Options and SARs

  (1)    Duration of Stock Options and SARs.  The latest date on which a Stock Option or a SAR may be exercised will be the tenth anniversary of the date the Stock Option (fifth anniversary in the case of an ISO granted to a ten percent shareholder within the meaning of Section 422(b)(6) of the Code) or SAR was granted, or such earlier date as may have been specified by the Administrator at the time the Stock Option or SAR was granted.

  (2)    Vesting. The Administrator shall fix the term during which each Stock Option or SAR may be exercised, but no Stock Option or SAR shall be exercisable after the tenth anniversary of its date of grant. A Stock Option and an SAR shall become exercisable as provided in the Award. Notwithstanding any other provision of the Plan, the Administrator may determine with respect to an Award that the date on which any outstanding Stock Option or SAR or any portion thereof is exercisable shall be advanced to an earlier date or dates designated by the Administrator in accordance with such terms and subject to such conditions, if any, as the Administrator shall specify.

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  (3)    Time and Manner of Exercise.  Unless the Administrator expressly provides otherwise, an Award requiring exercise by the holder will not be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator) signed by the appropriate person and accompanied by any payment required under the Award. If the Award is exercised by any person other than the Participant, the Administrator may require satisfactory evidence that the person exercising the Award has the right to do so.

  (4)    Exercise Price. The exercise price (or in the case of a SAR, the base price above which appreciation is to be measured) of each Award requiring exercise shall be 100% (in the case of an ISO granted to a ten-percent shareholder within the meaning of Section 422(b)(6) of the Code, 110%) of the fair market value of the Stock subject to the Award, determined as of the date of grant, or such higher amount as the Administrator may determine in connection with the grant. Notwithstanding the foregoing, a Stock Option (whether or not an ISO) may be issued or assumed with an exercise price determined according to the provisions of Section 424(a) of the Code, if such issuance or assumption of such Option is pursuant to a transaction described in Section 424(a) of the Code. If and to the extent required by the corporation law of the state of incorporation of the Company, the exercise price paid for each share of Stock shall not be less than the par value per share of the Stock.

  (5)    Payment Of Exercise Price.  Where the exercise of an Award is to be accompanied by payment, the Administrator shall state in the Award the required or permitted forms of payment.

  (6)    Stock Option Forms. Unless otherwise determined by the Administrator and subject to the authority of the Administrator set forth in Section 3 hereof, an ISO granted pursuant to this Plan to an Employee shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Subject to the authority of the Administrator set forth in Section 3 hereof, a Stock Option which is not an ISO granted pursuant to this Plan to an Employee shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Subject to the authority of the Administrator set forth in Section 3 hereof, a Stock Option granted pursuant to this Plan to an individual or entity which is not an Employee shall be issued substantially in the form set forth in Appendix III hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. At the time of the grant of a Stock Option, the Administrator may, in the Administrator’s sole discretion, amend or supplement any of the option terms contained in Appendix I, II or III hereof for any particular optionee, provided that with respect to an ISO, the Stock Option satisfies the requirements for an ISO set forth in the Code.

  (7)    Notification by Employees. Any Employee who disposes of shares acquired upon the exercise of an ISO either (i) within two years from the date of grant of such ISO or (ii) within one year after the transfer of such shares to the Employee shall notify the Company of such disposition and of the amount realized upon such disposition.

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(c)  Restricted Stock and Other Awards Not Requiring Exercise

  (1)    Consideration in General. In general, Awards that do not require exercise may be made in exchange for such lawful consideration, including services, as the Administrator determines. Any purchase price payable by a Participant to the Company for Stock under an Award not requiring exercise shall be paid in cash or check acceptable to the Administrator, through the delivery of shares of Stock that have been outstanding for at least six months (unless the Administrator approves a shorter period) and that have a fair market value equal to the purchase price, if and to the extent permitted by the Administrator, by delivery to the Company of a promissory note of the Participant, payable on such terms as are specified by the Administrator, or by any combination of the foregoing permissible forms of payment.

  (2)    Vesting. Restricted Stock shall be granted subject to such restrictions on the full enjoyment of the shares as the Administrator shall specify; which restrictions may be based on the passage of time, satisfaction of Performance Criteria, or the occurrence of one or more events; and shall lapse separately or in combination upon such conditions and at such time or times, in installments or otherwise, as the Administrator shall specify.

  (3)    Restricted Stock Agreement Forms. Restricted Stock awarded pursuant to this Plan to an Employee which is intended to be time vested and Restricted Stock awarded to an individual or entity who or which is not an Employee which is intended to be time vested shall contain such terms as determined by the Administrator and shall be subject to the terms of an agreement executed by the Company and the Participant receiving the Restricted Stock award containing such terms as the Administrator shall determine.

7.   AMENDMENT, SUPPLEMENT, WAIVER AND TERMINATION

The Board may at any time or times amend, supplement or waive the Plan (or any of the provisions thereof) or any outstanding Award (or any of the provisions thereof) for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, that except as otherwise expressly provided in the Plan the Board may not, without the Participant’s consent, alter the terms of an Award so as to affect adversely the Participant’s rights under the Award, unless the Administrator expressly reserved the right to do so at the time of the Award. Any amendments, supplement, waiver or termination to the Plan shall be conditioned upon stockholder approval only to the extent, if any, such approval is required by law (including the Code and applicable stock exchange or trading market requirements), as determined by the Administrator.

8.   OTHER COMPENSATION ARRANGEMENTS

The existence of the Plan or the grant of any Award will not in any way affect the Company’s right to award a Participant bonuses or other compensation in addition to Awards under the Plan.

9.   WAIVER OF JURY TRIAL

By accepting an Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith. By accepting an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waiver.

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10.  MISCELLANEOUS

(a)  No Shareholder Rights. The holder of an Award shall have no rights as a Company shareholder with respect thereto unless, and until the date as of which, shares of Stock are in fact issued upon exercise or in payment with respect to such Award.

(b)  Securities Restrictions. No shares of Stock shall be issued, delivered or transferred upon exercise or in payment of any Award granted hereunder unless and until all legal requirements applicable to the issuance, delivery or transfer of such shares have been complied with to the satisfaction of the Administrator, and the Company, including, without limitation, compliance with the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the applicable requirements of the exchanges or trading markets on which the Company’s Stock may, at the time, be listed. The Administrator and the Company shall have the right to condition any issuance of shares of Stock made to any Participant hereunder on such Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares as the Administrator and/or the Company shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions.

(c)  Taxes. The Company shall have the right to deduct from all Awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such cash Awards. In the case of Awards to be distributed in Stock, the Company shall have the right to require, as a condition of such distribution, that the Participant or other person receiving such Stock either (i) pay to the Company at the time of distribution thereof the amount of any such taxes which the Company is required to withhold with respect to such Stock or (ii) make such other arrangements as the Company may authorize from time to time to provide for such withholding including without limitation having the number of the units of the Award cancelled or the number of the shares of Stock to be distributed reduced by an amount with a value equal to the value of such taxes required to be withheld.

(d)  No Employment Right. No Employee, director or consultant of the Company, or of any Affiliate of the Company, shall have any claim or right to be granted an Award under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any Employee any right to be retained in the employ of the Company or any Affiliate or any director or consultant any right to continue as a director or consultant of the Company or any Affiliate.

(e)  Stock to be Used. Distributions of shares of Stock upon exercise, in payment or in respect of Awards made under this Plan may be made either from shares of authorized but unissued Stock reserved for such purpose by the Board or from shares of authorized and issued Stock reacquired by the Company and held in its treasury, as from time to time determined by the Administrator. The obligation of the Company to make delivery of Awards in cash or Stock shall be subject to currency or other restrictions imposed by any government.

(f)  Expenses of the Plan. The costs and expenses of administering this Plan shall be borne by the Company or its Affiliates and not charged to any Award or to any Participant.

(g)  Plan Unfunded. This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this Plan and payment of awards shall be subordinate to the claims of the Company’s general creditors.

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(h)  Corporate Action. Corporate action with respect to an Award to a Participant shall be deemed completed as of the date when the Administrator authorizes the Award, regardless of when the written documentation for the Award is actually delivered to, or acknowledged or agreed to by, the Participant.

(i)  Governing Law. This Plan shall be governed by the laws of the state of incorporation of the Company and shall be construed for all purposes in accordance with the laws of such state.

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EXHIBIT A

Definition of Terms

The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

“Administrator”: The Committee, provided that so long as any class of the Company’s common equity securities is required to be registered under Section 12 of the Securities Exchange Act of 1934 (the “1934 Act”), the Committee shall consist of two or more directors, all of whom shall be “non-employee directors” within the meaning of Rule 16b-3 promulgated under the 1934 Act, and further provided that all of the Committee members shall be “independent directors” as defined in the applicable rules of the principal exchange or quotation system on which the Company’s common equity is listed for trading. In addition, if practicable the Committee members shall be “outside directors” within the meaning of Section 162(m); and provided further, that subject to any prohibition under applicable law, including any applicable exchange or trading market requirements, the Committee may delegate (i) to one or more of its members such of its duties, powers and responsibilities as it may determine (other than the allocation of Awards to the executive officers of the Company, persons who are officers of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934 and the rules promulgated thereunder (“Section 16 officers”), or the directors of the Company); (ii) to one or more officers of the Company the authority to allocate Awards among such persons (other than to the executive officers of the Company or Section 16 officers or the directors of the Company) eligible to receive Awards under the Plan as such delegated officer or officers determine consistent with such delegation; provided, that with respect to any delegation described in this clause (ii) the Committee (or a properly delegated member or members of such Committee) shall (x) have authorized the issuance of a specified number of shares of Stock under such Awards and (y) shall have specified the consideration, if any, to be paid therefor; and (iii) to such Employees or other persons as it determines such ministerial tasks as it deems appropriate. In the event of any delegation described in the preceding sentence, the term “Administrator” shall include the person or persons so delegated to the extent of such delegation.

“Affiliate”: Any corporation or other entity owning, directly or indirectly, 50% or more of the outstanding Stock of the Company, or in which the Company or any such corporation or other entity owns, directly or indirectly, 50% or more of the outstanding capital stock (determined by aggregate voting rights) or other voting interests. Notwithstanding the foregoing, with respect to an ISO, the term “Affiliate”, as used herein, shall refer only to the Company or a Parent Corporation or a Subsidiary Corporation.

“Award”: The agreement or other document evidencing any or a combination of the following:

(i)	Stock Options.

(ii)	SARs.

(iii)	Restricted Stock (also called “Restricted Shares”).

(iv)	Unrestricted Stock.

(v)	Stock Units, including Restricted Stock Units.

(vi)	Performance Awards.

“Board”: The Board of Directors of the Company.

“Change in Control”: An event or events, in which:

  (A)any “person” as such term is used in Sections 13(d) and 14(d) of the 1934 Act (other than (i) the Company, (ii) any subsidiary of the Company, (iii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of any subsidiary of the Company, (iv) any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (v) any individual or entity which on the date of adoption of this Plan by the Board beneficially owned securities of the Company representing 10% or more of the Company’s then outstanding securities), is or becomes the “beneficial owner” (as defined in Section 13(d) of the 1934 Act), together with all affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations under the 1934 Act) of such person, directly or indirectly, of securities of the Company representing more than 15% of the combined voting power of the Company’s then outstanding securities (other than pursuant to a bona fide underwriting agreement relating to a public distribution of the securities of the Company) or such person commences a tender or exchange offer for more than 15% of the combined voting power of the Company’s then outstanding securities;

     (B)the stockholders of the Company approve a merger or consolidation of the Company with any other company, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) after which no “person” (with the method of determining “beneficial ownership” used in clause (A) of this definition) owns more than 50% of the combined voting power of the securities of the Company or the surviving entity of such merger or consolidation;

  (C)during any period of two consecutive years (not including any period prior to the execution of the Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has conducted or threatened a proxy contest, or has entered into an agreement with the Company to effect a transaction described in clause (A), (B) or (D) of this definition) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office, who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof;

  (D)the sale or other disposition by the Company of all or substantially all of the Company’s assets; or

  (E)the dissolution or complete liquidation of the Company.

“Code”: The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.

“Committee”: The Committee appointed by the Board to administer this Plan.

“Common Stock”: See definition of “Stock”.

“Company”: Iconix Brand Group, Inc.

“Disability” shall mean permanent and total disability of an employee or director participating in the Plan as determined by the Administrator in accordance with uniform principles consistently applied, upon the basis of such evidence as the Administrator deems necessary and desirable. Notwithstanding the foregoing, with respect to an Award that is subject to Code Section 409A, no condition shall constitute a “Disability” for purposes of the Plan unless such condition also constitutes a disability as defined under Code Section 409A and, in the case of an ISO, Code Section 22(e)(3).

“Employee”: Any person (including an officer) who is employed by the Company or an Affiliate.

“Employment”: A Participant’s employment with the Company or its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 to the Company or its Affiliates. If a Participant’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant’s Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates or the Administrator expressly determines otherwise. Notwithstanding the foregoing, with respect to an ISO, the term “Affiliate”, as used herein, shall refer only to the Company or a Parent Corporation or a Subsidiary Corporation.

“ISO”: A Stock Option intended to be an “incentive stock option” within the meaning of Section 422 of the Code. Each option granted pursuant to the Plan will be treated as providing by its terms that it is to be a non-incentive stock option unless, as of the date of grant, it is expressly designated as an ISO.

“Parent Corporation”: The term “parent corporation” as used in any Stock Option granted pursuant to this Plan, shall (except as otherwise provided in the Award) have the meaning that is ascribed to that term when contained in Section 422(b) of the Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

“Participant”: A person who is granted an Award under the Plan.

“Performance Award”: An Award subject to Performance Criteria. The Administrator in its discretion may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) and Performance Awards that are not intended so to qualify.

“Performance Criteria”: Specified criteria, other than the mere continuation of Employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a Performance Criterion will mean an objectively determinable measure of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; costs; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return or stockholder value; sales of particular products or services; customer acquisition or retention; safety, health or environmental affairs performance; compliance; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A Performance Criterion and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss. To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m), the Administrator may provide in the case of any Award intended to qualify for such exception that one or more of the Performance Criteria applicable to such Award will be adjusted in an objectively determinable manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period that affect the applicable Performance Criterion or Criteria.

“Plan”: Iconix Brand Group, Inc. 2006 Equity Incentive Plan as from time to time amended and in effect.

“Restricted Stock”: Stock subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.

“Restricted Stock Unit”: A Stock Unit that is, or as to which the delivery of Stock or cash in lieu of Stock is, subject to the satisfaction of specified performance or other vesting conditions.

“Section 162(m)”: Section 162(m) of the Code.

“SAR”: A right entitling the holder upon exercise to receive an amount (payable in shares of Stock of equivalent value or cash) equal to the excess of the fair market value of the shares of Stock subject to the right over the fair market value of such shares at the date of grant.

“Stock”: Common Stock of the Company, par value $.001 per share.

“Stock Option”: An option entitling the holder to acquire shares of Stock upon payment of the exercise price.

“Stock Unit”: An unfunded and unsecured promise, denominated in shares of Stock, to deliver Stock or cash measured by the value of Stock in the future.

“Subsidiary Corporation”: The term "subsidiary corporation" as used in any Stock Option granted pursuant to this Plan, shall (except as otherwise provided in the Award) have the meaning that is ascribed to that term when contained in Section 422(b) of the Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

“Unrestricted Stock”: Stock that is not subject to any restrictions under the terms of the Award.

APPENDIX I

INCENTIVE STOCK OPTION

To:          ____________________________
Name

____________________________
Address

Date of Grant: _____________________

You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, $.001 par value ("Common Stock"), of Iconix Brand Group, Inc., a Delaware corporation (the "Company"), at a price of $   per share pursuant to the Company's 2006 Equity Incentive Plan (the "Plan").

This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

Your option may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to two years from the date of grant, your option may be exercised for up to 20% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Administrator deems in its sole discretion to be similar circumstances). Each succeeding year thereafter your option may be exercised for up to an additional 20% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Administrator deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after five years after the date of grant, except if terminated earlier as provided herein.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Administrator) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Administrator) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called "attestation procedure") to exercise a stock option may be permitted by the Administrator. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated other than: (i) by reason of Disability (as defined in the Plan) or death, in which case your option will terminate one year from the date of termination of employment due to Disability or death (but in no event later than the Scheduled Termination Date) or (ii) for cause (as defined in the Plan) or your resignation, in which case your option will terminate immediately and you will forfeit any right to exercise the option. After the date your employment is terminated, as aforesaid (other than for the reasons stated in clause ii), you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corpora-tion, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your Disability, you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Administrator deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Administrator, whose decision shall be final, binding and conclusive in the absence of clear and convincing evidence of bad faith.

In the event of a liquidation or proposed liquidation of the Company, including (but not limited to) a transfer of assets followed by a liquidation of the Company, or in the event of a Change in Control (as defined in the Plan) or proposed Change in Control, the Administrator shall have the right to accelerate this option and/or require you to exercise this option upon thirty (30) days prior written notice to you. If at the time such written notice is given this option is not otherwise exercisable, the written notice will set forth your right to exercise this option to the extent accelerated by the Administrator. In the event this option is not exercised by you within the thirty (30) day period set forth in such written notice, this option shall terminate on the last day of such thirty (30) day period, notwithstanding anything to the contrary contained in this option.

This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of Disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner required by any applicable provision of the Code (as defined in the Plan) and the regulations thereunder and any applicable securities exchange or listing rule or agreement;

(b) Until this option and the optioned shares are approved, registered and listed with such federal, state, local and foreign regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable, or the Company deems such option or optioned shares to be exempted therefrom;

(c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or foreign law, rule or regulation, or any applicable securities exchange or listing rule or agreement, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Administrator) (i) all federal, state, local and foreign tax withholding required by the Company in connection with the option exercise and (ii) the employee's portion of other federal, state, local and foreign payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, no registration statement and current prospectus under the Securities Act of 1933 covers the Common Stock to be purchased pursuant to such exercise, and shall continue to be applicable for so long as such registration has not occurred and such current prospectus is not available:

(a) You hereby agree, warrant and represent that you will acquire the Common Stock to be issued hereunder for your own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. You further agree that you will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. You agree to execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or foreign law, rule or regulation, or any securities exchange rule or listing agreement.

(b) The certificates for the Common Stock to be issued to you hereunder shall bear the following legend:

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws, and the availability of a current prospectus, or upon receipt of any opinion of counsel acceptable to the Company that such registration and current prospectus are no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall, if possible, be an "Incentive Stock Option" as that term is used in Section 422(b) of the Code and the regulations thereunder. In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an "Incentive Stock Option," this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment. To the extent that the number of shares subject to this option which are exercisable for the first time exceed the $100,000 limitation contained in Section 422(d) of the Code, this option will not be considered an Incentive Stock Option.

If shares of Common Stock acquired by exercise of this option are disposed of within two (2) years following the date of grant or one (1) year following the issuance of the shares to you (or any situation in which the option will be taxed as a non-qualified option), you shall, immediately prior to such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

Nothing herein shall modify your status as an at-will employee of the Company or any of its Affiliates (as defined in the Plan). Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company or any of its Affiliates may terminate your employment at any time for any reason, with or without cause, or for no reason. You recognize that, for instance, you may terminate your employment or the Company or any of its Affiliates may terminate your employment prior to the date on which your option becomes vested or exercisable.

You understand and agree that the existence of this option will not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the common shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Any notice you give to the Company must be in writing and either hand-delivered or mailed to the office of the General Counsel of the Company. If mailed, it should be addressed to the General Counsel of the Company at its then main headquarters. Any notice given to you will be addressed to you at your address as reflected on the personnel records of the Company. You and the Company may change the address for notice by like notice to the other. Notice will be deemed to have been duly delivered when hand-delivered or, if mailed, on the day such notice is postmarked.

Any dispute or disagreement between you and the Company with respect to any portion of this option (excluding Attachment A hereto) or its validity, construction, meaning, performance or your rights hereunder shall, unless the Company in its sole discretion determines otherwise, be settled by arbitration, at a location designated by the Company, in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

In consideration of the grant to you of this option, you hereby agree to the confidentiality and non-interference provisions set forth in Attachment A hereto.

Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions, including Attachment A hereto.

ICONIX BRAND GROUP, INC.

By:

ACKNOWLEDGMENT

I hereby acknowledge receipt of a copy of the Plan. I hereby represent that I have read and understood the terms and conditions of the Plan and of this option, including Attachment A, hereto. I hereby signify my understanding of, and my agreement with, the terms and conditions of the Plan and of this option, including Attachment A, hereto. I agree to accept as binding, conclusive, and final all decisions or interpretations of the Administrator concerning any questions arising under the Plan with respect to this option. I accept this option in full satisfaction of any previous written or verbal promise made to me by the Company or any of its Affiliates with respect to option or stock grants.

Date: _____________________
Signature of Optionee

Print Name

Attachment A to Stock Option

Confidentiality and Non-Interference.

(a) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your employment with the Company or at any time thereafter, except with the express prior written consent of the Company or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any individual or entity, or use for the benefit of any individual or entity, any knowledge or information with respect to the conduct or details of the Company's business which you, acting reasonably, believe or should believe to be of a confidential nature and the disclosure of which not to be in the Company's interest.

(b) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your employment with the Company, except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, member, consultant, agent, director, officer, shareholder or in any other capacity, engage in or assist any individual or entity to engage in any act or action which you, acting reasonably, believe or should believe would be harmful or inimical to the interests of the Company.

(c) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, for a period of two years after your employment with the Company ceases for any reason whatsoever (whether voluntary or not), except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, member, consultant, agent, director, officer, shareholder or in any other capacity, for your own account or for the benefit of any individual or entity, (i) solicit any customer of the Company for business which would result in such customer terminating their relationship with the Company; or (ii) solicit or induce any individual or entity which is an employee of the Company to leave the Company or to otherwise terminate their relationship with the Company.

(d) The parties agree that any breach by you of any of the covenants or agreements contained in this Attachment A will result in irreparable injury to the Company for which money damages could not adequately compensate the Company and therefore, in the event of any such breach, the Company shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining you and/or any other individual or entity involved therein from continuing such breach. The existence of any claim or cause of action which you may have against the Company or any other individual or entity shall not constitute a defense or bar to the enforcement of such covenants. If the Company is obliged to resort to the courts for the enforcement of any of the covenants or agreements contained in this Attachment A, or if such covenants or agreements are otherwise the subject of litigation between the parties, and the Company prevails in such enforcement or litigation, then the term of such covenants and agreements shall be extended for a period of time equal to the period of such breach, which extension shall commence on the later of (a) the date on which the original (unextended) term of such covenants and agreements is scheduled to terminate or (b) the date of the final court order (without further right of appeal) enforcing such covenant or agreement.

(e) If any portion of the covenants or agreements contained in this Attachment A, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest extent possible. If any covenant or agreement in this Attachment A is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

(f) For purposes of this Attachment A, the term "the Company" shall include the Company, any successor to the Company and all present and future direct and indirect subsidiaries and affiliates of the Company.

APPENDIX II

NON-QUALIFIED STOCK OPTION FOR OFFICERS AND OTHER
EMPLOYEES

To:          ____________________________
Name

____________________________
Address

Date of Grant: _____________________

You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, $.001 par value ("Common Stock"), of Iconix Brand Group, Inc. , a Delaware corporation (the "Company"), at a price of $   per share pursuant to the Company's 2006 Equity Incentive Plan (the "Plan").

This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

Your option may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to two years from the date of grant, your option may be exercised for up to 20% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Administrator deems in its sole discretion to be similar circumstances). Each succeeding year thereafter your option may be exercised for up to an additional 20% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Administrator deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after five years after the date of grant, except if terminated earlier as provided herein.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Administrator) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Administrator) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Administrator. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated other than: (i) by reason of Disability (as defined in the Plan) or death, in which case your option will terminate one year from the date of termination of employment due to Disability or death (but in no event later than the Scheduled Termination Date) or (ii) for cause (as defined in the Plan) or your resignation, in which case your option will terminate immediately and you will forfeit any right to exercise the option. After the date your employment is terminated, as aforesaid (other than for the reasons stated in clause ii), you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your Disability, you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Administrator deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Administrator, whose decision shall be final, binding and conclusive in the absence of clear and convincing evidence of bad faith.

In the event of a liquidation or proposed liquidation of the Company, including (but not limited to) a transfer of assets followed by a liquidation of the Company, or in the event of a Change in Control (as defined in the Plan) or proposed Change in Control, the Administrator shall have the right to accelerate this option and/or require you to exercise this option upon thirty (30) days prior written notice to you. If at the time such written notice is given this option is not otherwise exercisable, the written notice will set forth your right to exercise this option to the extent accelerated by the Administrator. In the event this option is not exercised by you within the thirty (30) day period set forth in such written notice, this option shall terminate on the last day of such thirty (30) day period, notwithstanding anything to the contrary contained in this option.

This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of Disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner required by any applicable provision of the Code (as defined in the Plan) and the regulations thereunder and any applicable securities exchange or listing rule or agreement;

(b) Until this option and the optioned shares are approved, registered and listed with such federal, state, local and foreign regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable, or the Company deems such option or optioned shares to be exempted therefrom;

(c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or foreign law, rule or regulation, or any applicable securities exchange or listing rule or agreement, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Administrator) (i) all federal, state, local and foreign tax withholding required by the Company in connection with the option exercise and (ii) the employee's portion of other federal, state, local and foreign payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, no registration statement and current prospectus under the Securities Act of 1933 covers the Common Stock to be purchased pursuant to such exercise, and shall continue to be applicable for so long as such registration has not occurred and such current prospectus is not available:

(a) You hereby agree, warrant and represent that you will acquire the Common Stock to be issued hereunder for your own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. You further agree that you will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. You agree to execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or foreign law, rule or regulation, or any securities exchange rule or listing agreement.

(b) The certificates for the Common Stock to be issued to you hereunder shall bear the following legend:

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall not be an “Incentive Stock Option” as that term is used in Section 422(b) of the Code and the regulations thereunder.

Nothing herein shall modify your status as an at-will employee of the Company or any of its Affiliates (as defined in the Plan). Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company or any of its Affiliates may terminate your employment at any time for any reason, with or without cause, or for no reason. You recognize that, for instance, you may terminate your employment or the Company or any of its Affiliates may terminate your employment prior to the date on which your option becomes vested or exercisable.

You understand and agree that the existence of this option will not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the common shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Any notice you give to the Company must be in writing and either hand-delivered or mailed to the office of the General Counsel of the Company. If mailed, it should be addressed to the General Counsel of the Company at its then main headquarters. Any notice given to you will be addressed to you at your address as reflected on the personnel records of the Company. You and the Company may change the address for notice by like notice to the other. Notice will be deemed to have been duly delivered when hand-delivered or, if mailed, on the day such notice is postmarked.

Any dispute or disagreement between you and the Company with respect to any portion of this option (excluding Attachment A hereto) or its validity, construction, meaning, performance or your rights hereunder shall, unless the Company in its sole discretion determines otherwise, be settled by arbitration, at a location designated by the Company, in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

In consideration of the grant to you of this option, you hereby agree to the confidentiality and non-interference provisions set forth in Attachment A hereto.

Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions, including Attachment A hereto.

ICONIX BRAND GROUP INC.

By:

ACKNOWLEDGMENT

I hereby acknowledge receipt of a copy of the Plan. I hereby represent that I have read and understood the terms and conditions of the Plan and of this option, including Attachment A, hereto. I hereby signify my understanding of, and my agreement with, the terms and conditions of the Plan and of this option, including Attachment A, hereto. I agree to accept as binding, conclusive, and final all decisions or interpretations of the Administrator concerning any questions arising under the Plan with respect to this option. I accept this option in full satisfaction of any previous written or verbal promise made to me by the Company or any of its Affiliates with respect to option or stock grants.

Date: _____________________
Signature of Optionee

Print Name

Attachment A to Stock Option

Confidentiality and Non-Interference.

(a) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your employment with the Company or at any time thereafter, except with the express prior written consent of the Company or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any individual or entity, or use for the benefit of any individual or entity, any knowledge or information with respect to the conduct or details of the Company's business which you, acting reasonably, believe or should believe to be of a confidential nature and the disclosure of which not to be in the Company's interest.

(b) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your employment with the Company, except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, member, consultant, agent, director, officer, shareholder or in any other capacity, engage in or assist any individual or entity to engage in any act or action which you, acting reasonably, believe or should believe would be harmful or inimical to the interests of the Company.

(c) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, for a period of two years after your employment with the Company ceases for any reason whatsoever (whether voluntary or not), except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, member, consultant, agent, director, officer, shareholder or in any other capacity, for your own account or for the benefit of any individual or entity, (i) solicit any customer of the Company for business which would result in such customer terminating their relationship with the Company; or (ii) solicit or induce any individual or entity which is an employee of the Company to leave the Company or to otherwise terminate their relationship with the Company.

(d) The parties agree that any breach by you of any of the covenants or agreements contained in this Attachment A will result in irreparable injury to the Company for which money damages could not adequately compensate the Company and therefore, in the event of any such breach, the Company shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining you and/or any other individual or entity involved therein from continuing such breach. The existence of any claim or cause of action which you may have against the Company or any other individual or entity shall not constitute a defense or bar to the enforcement of such covenants. If the Company is obliged to resort to the courts for the enforcement of any of the covenants or agreements contained in this Attachment A, or if such covenants or agreements are otherwise the subject of litigation between the parties, and the Company prevails in such enforcement or litigation, then the term of such covenants and agreements shall be extended for a period of time equal to the period of such breach, which extension shall commence on the later of (a) the date on which the original (unextended) term of such covenants and agreements is scheduled to terminate or (b) the date of the final court order (without further right of appeal) enforcing such covenant or agreement.

(e) If any portion of the covenants or agreements contained in this Attachment A, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest extent possible. If any covenant or agreement in this Attachment A is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

(f) For purposes of this Attachment A, the term "the Company" shall include the Company, any successor to the Company and all present and future direct and indirect subsidiaries and affiliates of the Company.

APPENDIX III

NON-QUALIFIED STOCK OPTION FOR DIRECTORS
AND CONSULTANTS
To:    ____________________________
Name

          ____________________________
Address

Date of Grant: _____________________

You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, $.001 par value ("Common Stock"), of Iconix Brand Group, Inc., a Delaware corporation (the "Company"), at a price of $   per share pursuant to the Company's 2006 Equity Incentive Plan (the "Plan").

This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

Your option may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to two years from the date of grant, your option may be exercised for up to 20% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Administrator deems in its sole discretion to be similar circumstances). Each succeeding year thereafter your option may be exercised for up to an additional 20% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Administrator deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after five years after the date of grant, except if terminated earlier as provided herein.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Administrator) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Administrator) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Administrator. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

III-1

Your option will, to the extent not previously exercised by you, terminate three months after the date on which your directorship or consultancy by the Company or a Company subsidiary corporation is terminated other than by reason of (i) Disability (as defined in the Plan) or death, in which case your option will terminate one year from the date of termination of directorship or consultancy due to Disability or death (but in no event later than the Scheduled Termination Date) or (ii) for cause (as defined in the Plan) or your resignation, in which case your option will terminate immediately and you will forfeit any right to exercise the option. After the date your directorship or consultancy is terminated, as aforesaid (other than for the reasons stated in clause (ii), you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your directorship or consultancy terminated. Provided you are willing to continue your directorship or consultancy for the Company or a successor after a Change in Control at the same compensation you enjoyed immediately prior to such Change in Control, if your directorship or consultancy is involuntarily terminated without cause after a Change in Control, you may exercise this option for the number of shares you would have had a right to purchase on the date of an Acceleration Event. If you are employed by a Company subsidiary corporation, your directorship or consultancy shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your directorship or consultancy shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corpora-tion, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your directorship or consultancy with the Company or a Company parent or subsidiary corporation is terminated by reason of your Disability, you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Administrator deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Administrator, whose decision shall be final, binding and conclusive in the absence of clear and convincing evidence of bad faith.

In the event of a liquidation or proposed liquidation of the Company, including (but not limited to) a transfer of assets followed by a liquidation of the Company, or in the event of a Change in Control (as defined in the Plan) or proposed Change in Control, the Administrator shall have the right to accelerate this option and/or require you to exercise this option upon thirty (30) days prior written notice to you. If at the time such written notice is given this option is not otherwise exercisable, the written notice will set forth your right to exercise this option to the extent accelerated by the Administrator. In the event this option is not exercised by you within the thirty (30) day period set forth in such written notice, this option shall terminate on the last day of such thirty (30) day period, notwithstanding anything to the contrary contained in this option.

III-2

This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of Disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner required by any applicable provision of the Code (as defined in the Plan) and the regulations thereunder and any applicable securities exchange or listing rule or agreement;

(b) Until this option and the optioned shares are approved, registered and listed with such federal, state, local and foreign regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable, or the Company deems such option or optioned shares to be exempted therefrom;

(c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or foreign law, rule or regulation, or any applicable securities exchange or listing rule or agreement, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Administrator) (i) all federal, state, local and foreign tax withholding required by the Company in connection with the option exercise and (ii) the employee's portion of other federal, state, local and foreign payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, no registration statement and current prospectus under the Securities Act of 1933 covers the Common Stock to be purchased pursuant to such exercise, and shall continue to be applicable for so long as such registration has not occurred and such current prospectus is not available:

(a) You hereby agree, warrant and represent that you will acquire the Common Stock to be issued hereunder for your own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. You further agree that you will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. You agree to execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or foreign law, rule or regulation, or any securities exchange rule or listing agreement.

III-3

(b) The certificates for the Common Stock to be issued to you hereunder shall bear the following legend:

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422(b) of the Code and the regulations thereunder.

Nothing herein guarantees your term as a director of, or consultant to, the Company or any of its Affiliates (as defined in the Plan) for any specified period of time. This means that either you or the Company or any of its Affiliates may terminate your directorship or consultancy at any time for any reason, with or without cause, or for no reason. You recognize that, for instance, the Company or any of its Affiliates may terminate your directorship or consultancy with the Company or any of its Affiliates prior to the date on which your option becomes vested or exercisable.

You understand and agree that the existence of this option will not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the common shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Any notice you give to the Company must be in writing and either hand-delivered or mailed to the office of the General Counsel of the Company. If mailed, it should be addressed to the General Counsel of the Company at its then main headquarters. Any notice given to you will be addressed to you at your address as reflected on the records of the Company. You and the Company may change the address for notice by like notice to the other. Notice will be deemed to have been duly delivered when hand-delivered or, if mailed, on the day such notice is postmarked.

Any dispute or disagreement between you and the Company with respect to any portion of this option (excluding Attachment A hereto) or its validity, construction, meaning, performance or your rights hereunder shall, unless the Company in its sole discretion determines otherwise, be settled by arbitration, at a location designated by the Company, in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

III-4

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

In consideration of the grant to you of this option, you hereby agree to the confidentiality and non-interference provisions set forth in Attachment A hereto.

Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions, including Attachment A hereto.

ICONIX BRAND GROUP, INC.

By:

III-5

ACKNOWLEDGMENT

I hereby acknowledge receipt of a copy of the Plan. I hereby represent that I have read and understood the terms and conditions of the Plan and of this option, including Attachment A, hereto. I hereby signify my understanding of, and my agreement with, the terms and conditions of the Plan and of this option, including Attachment A, hereto. I agree to accept as binding, conclusive, and final all decisions or interpretations of the Administrator concerning any questions arising under the Plan with respect to this option. I accept this option in full satisfaction of any previous written or verbal promise made to me by the Company or any of its Affiliates with respect to option or Stock grants.

Date: ________________	___________________________________
Signature of Optionee

___________________________________
Print Name

III-6

Attachment A to Stock Option

Confidentiality and Non-Interference.

(a) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your term as a director of, or a consultant to, the Company or at any time thereafter, except with the express prior written consent of the Company or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any individual or entity, or use for the benefit of any individual or entity, any knowledge or information with respect to the conduct or details of the Company's business which you, acting reasonably, believe or should believe to be of a confidential nature and the disclosure of which not to be in the Company's interest.

(b You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your term as a director of, or a consultant to, the Company, except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, member, consultant, agent, director, officer, shareholder or in any other capacity, engage in or assist any individual or entity to engage in any act or action which you, acting reasonably, believe or should believe would be harmful or inimical to the interests of the Company.

(c) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, for a period of two years after your term as a director of, or a consultant to, the Company ceases for any reason whatsoever (whether voluntary or not), except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, member, consultant, agent, director, officer, shareholder or in any other capacity, for your own account or for the benefit of any individual or entity, (i) solicit any customer of the Company for business which would result in such customer terminating their relationship with the Company; or (ii) solicit or induce any individual or entity which is an employee of the Company to leave the Company or to otherwise terminate their relationship with the Company.

(d) The parties agree that any breach by you of any of the covenants or agreements contained in this Attachment A will result in irreparable injury to the Company for which money damages could not adequately compensate the Company and therefore, in the event of any such breach, the Company shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining you and/or any other individual or entity involved therein from continuing such breach. The existence of any claim or cause of action which you may have against the Company or any other individual or entity shall not constitute a defense or bar to the enforcement of such covenants. If the Company is obliged to resort to the courts for the enforcement of any of the covenants or agreements contained in this Attachment A, or if such covenants or agreements are otherwise the subject of litigation between the parties, and the Company prevails in such enforcement or litigation, then the term of such covenants and agreements shall be extended for a period of time equal to the period of such breach, which extension shall commence on the later of (a) the date on which the original (unextended) term of such covenants and agreements is scheduled to terminate or (b) the date of the final court order (without further right of appeal) enforcing such covenant or agreement.

(e) If any portion of the covenants or agreements contained in this Attachment A, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest extent possible. If any covenant or agreement in this Attachment A is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

1

(f) For purposes of this Attachment A, the term "the Company" shall include the Company, any successor to the Company and all present and future direct and indirect subsidiaries and affiliates of the Company.

2

PROXY

ICONIX BRAND GROUP, INC.
1450 BROADWAY
NEW YORK, NEW YORK 10018

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 17, 2006.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints NEIL COLE and WARREN CLAMEN, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Iconix Brand Group, Inc. (the “Company”) on Thursday, August 17, 2006, at the offices of the Company, 1450 Broadway, New York, NY 10018 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

(Continued and to be dated and signed on reverse side)

PROXY
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES AND THE PROPOSALS LISTED BELOW.								Please mark your votes like this ☒
1.ELECTION OF DIRECTORS:						FOR	AGAINST	ABSTAIN
FOR all nominees listed below (except as indicated to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below	☐	2.	To approve the Company’s 2006 Equity Incentive Plan, as more fully described in the accompanying Proxy Statement	☐	☐	☐
						FOR	AGAINST	ABSTAIN
Neil Cole, Barry Emmanuel, Steven Mendelow, Michael Caruso, Michael Groveman and Drew Cohen				3.	Ratification of the appointment of BDO Seidman, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2006.	☐	☐	☐
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below)						FOR	AGAINST	ABSTAIN
				4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.	☐	☐	☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ________________________________________ Signature if held jointly _________________________________ Dated _____________2006

Please sign exactly as name appears hereon When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.